EXHIBIT 4.a.5


                     IRREVOCABLE REVOLVING CREDIT AGREEMENT
                       CLASS A PASS THROUGH CERTIFICATES


                           Dated as of June 15, 1998


                                    between


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION

                            as Subordination Agent,
                          as agent and trustee for the
            Federal Express Corporation 1998-1-A Pass Through Trust,

                                  as Borrower

                                      and

                         KREDITANSTALT FUR WIEDERAUFBAU
                             as Liquidity Provider




                                  Relating to
            Federal Express Corporation 1998-1-A Pass Through Trust
          6.72% Federal Express Corporation Pass Through Certificates,
                                 Series 1998-1


                               TABLE OF CONTENTS
                               -----------------


                                                                          Page

                                   ARTICLE I

                                  DEFINITIONS

      Section 1.01  Certain Defined Terms..................................  1

                                   ARTICLE II

                       AMOUNT AND TERMS OF THE COMMITMENT

      Section 2.01  The Advances...........................................  7
      Section 2.02  Making the Advances....................................  7
      Section 2.03  Fees...................................................  9
      Section 2.04  Reduction or Termination of the Commitment.............  9
      Section 2.05  Repayments of Interest Advances or the Final Advance...  9
      Section 2.06  Repayments of Downgrade Advances....................... 10
      Section 2.07  Payments to the Liquidity Provider Under the
                    Intercreditor Agreement................................ 11
      Section 2.08  Book Entries........................................... 11
      Section 2.09  Payments from Available Funds Only..................... 11

                                  ARTICLE III

                          OBLIGATIONS OF THE BORROWER

      Section 3.01  Increased Costs........................................ 12
      Section 3.02  Capital Adequacy....................................... 13
      Section 3.03  Payments Free of Deductions............................ 13
      Section 3.04  Payments............................................... 14
      Section 3.05  Computations........................................... 14
      Section 3.06  Payment on Non-Business Days........................... 14
      Section 3.07  Interest............................................... 15
      Section 3.08  Replacement of Borrower................................ 16
      Section 3.09  Funding Loss Indemnification........................... 16
      Section 3.10  Illegality............................................. 16

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

      Section 4.01  Conditions Precedent to Effectiveness of
                    Section 2.01........................................... 17
      Section 4.02  Conditions Precedent to Borrowing...................... 19

                                   ARTICLE V

                                   COVENANTS

      Section 5.01  Affirmative Covenants of the Borrower.................. 20
      Section 5.02  Negative Covenants of the Borrower..................... 20

                                   ARTICLE VI

                                 FINAL ADVANCE

      Section 6.01  Final Advance.......................................... 21

                                  ARTICLE VII

                                 MISCELLANEOUS

      Section 7.01  Amendments, Etc........................................ 21
      Section 7.02  Notices, Etc........................................... 21
      Section 7.03  No Waiver; Remedies.................................... 22
      Section 7.04  Further Assurances..................................... 22
      Section 7.05  Indemnification; Survival of Certain Provisions........ 22
      Section 7.06  Liability of the Liquidity Provider.................... 23
      Section 7.07  Costs, Expenses and Taxes.............................. 23
      Section 7.08  Binding Effect; Participations......................... 24
      Section 7.09  Severability........................................... 24
      Section 7.10  GOVERNING LAW.......................................... 25
      Section 7.11  Submission to Jurisdiction; Waiver of Jury Trial....... 25
      Section 7.12  Execution in Counterparts.............................. 27
      Section 7.13  Entirety............................................... 27
      Section 7.14  Headings; Section References........................... 27
      Section 7.15  LIQUIDITY PROVIDER'S OBLIGATION TO MAKE ADVANCES....... 27

ANNEX I -   Interest Advance Notice of Borrowing
ANNEX II -  Downgrade Advance Notice of Borrowing
ANNEX III - Notice of Replacement Borrower
ANNEX IV -  Notice of Automatic Reduction of Commitment


                    IRREVOCABLE REVOLVING CREDIT AGREEMENT
                       CLASS A PASS THROUGH CERTIFICATES

            IRREVOCABLE REVOLVING CREDIT AGREEMENT, CLASS A PASS THROUGH CERTIFICATES dated as of June 15, 1998 between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Subordination Agent under the Intercreditor Agreement (each as defined below), as agent and trustee for the Class A Pass Through Trust (as defined below) (the "Borrower"), and KREDITANSTALT FUR WIEDERAUFBAU, a corporation organized under the public law of the Republic of Germany ("KfW" or the "Liquidity Provider").

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Class A Supplement (such term and all other capitalized terms used in these recitals having the meanings set forth or referred to in Section 1.01), the Class A Pass Through Trust is issuing the Class A Pass Through Certificates; and

            WHEREAS, the Borrower, in order to support the timely payment of a portion of the interest on the Class A Pass Through Certificates in accordance with their terms, has requested the Liquidity Provider to enter into this Agreement, providing in part for the Borrower to request in specified circumstances that Advances be made hereunder.

            NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

            Section 1.01 Certain Defined Terms. (a) Definitions. As used in this Agreement and unless otherwise expressly indicated, or unless the context clearly requires otherwise, the following capitalized terms shall have the following respective meanings for all purposes of this Agreement:

            "Advance" means an Interest Advance, a Final Advance, a Downgrade Advance or an Applied Downgrade Advance.

            "Applicable Liquidity Rate" means the rates of interest specified in Section 3.07(g) with respect to any Advance or any other amount.

            "Applicable Margin" means, with respect to any Advance, 1.25% (125 basis points) per annum.

            "Applied Downgrade Advance" has the meaning assigned to such term in Section 2.06(a).

            "Available Commitment" means, at any time of determination, an amount equal to (i) the Commitment at such time less (ii) subject to the third sentence of Section 2.02(a), the aggregate amount of each Advance outstanding at such time; provided that following a Downgrade Advance or a Final Advance, the Available Commitment shall be zero.

            "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to
      (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Liquidity Provider from three Federal funds brokers of recognized standing selected by it, plus (b) one-quarter of 1 percent (0.25%).

            "Base Rate Advance" means an Advance that bears interest at a rate based upon the Base Rate.

            "Borrower" has the meaning assigned to such term in the recital of parties to this Agreement.

            "Borrowing" means the making of Advances requested by delivery of a Notice of Borrowing or pursuant to Section 6.01.

            "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in Memphis, Tennessee, New York, New York, Frankfurt, Germany or, so long as any Class A Pass Through Certificates are outstanding, the city and state in which the Pass Through Trustee of the Class A Pass Through Trust maintains its Corporate Trust Office or receives or disburses funds, and, if the applicable Business Day relates to any Advance or other amount bearing interest based on the LIBOR Rate, on which dealings in U.S. dollars are carried on in the London interbank market (a "London Business Day"); provided, however, that if the day in question relates to the effectiveness of the LIBOR Rate, Business Day shall mean a London Business Day on which commercial banks are not required or authorized to close in New York, New York.

            "Calculation Agent" means the Liquidity Provider.

            "Commitment" means, initially, $46,858,223, as the same may be reduced from time to time in accordance with Section 2.04(a).

            "Downgrade Advance" means an Advance made pursuant to Section
      2.02(b).

            "Effective Date" has the meaning specified in Section 4.01. The delivery of the certificate of the Liquidity Provider contemplated by
      Section 4.01(e) shall be conclusive evidence that the Effective Date has occurred.

            "Expenses" means liabilities, obligations, damages, settlements, penalties, claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable fees and disbursements of legal counsel and costs of investigation), provided that Expenses shall not include any Taxes.

            "Expiry Date" means July 30, 2023.

            "Final Advance" means an Advance made pursuant to Sections 2.02(c) and 6.01.

            "Intercreditor Agreement" means the Intercreditor Agreement dated the date hereof, among the Pass Through Trustee, the Liquidity Provider, the liquidity provider under each Liquidity Facility (other than this Agreement) and the Subordination Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "Interest Advance" means an Advance made pursuant to Section
      2.02(a).

            "Interest Period" means, with respect to any LIBOR Advance, each of the following periods:

                  (i) the period beginning on the date such LIBOR Advance is made (or is converted from a Base Rate Advance) and ending on the next Regular Distribution Date; and

                  (ii) each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the next Regular Distribution Date;

provided, however, that if (x) the Final Advance shall have been made, or (y) other outstanding Advances shall have been converted into the Final Advance, then the Interest Periods shall be successive periods of one month beginning on the third Business Day following the Liquidity Provider's making of such Final Advance (in the cause of clause (x) above) or the Regular Distribution Date following such conversion (in the case of clause (y) above).

            "Lending Office" means the lending office of the Liquidity Provider, presently located at Frankfurt, Germany, or such other lending office as the Liquidity Provider from time to time shall notify the Borrower as its lending office hereunder.

            "LIBOR Advance" means an Advance bearing interest at a rate based upon the LIBOR Rate.

            "LIBOR Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in New York, New York or London, England.

            "LIBOR Rate" means, with respect to any Interest Period, the interest rate per annum (calculated on the basis of a 360-day year and actual days elapsed) at which deposits in United States dollars are offered to prime banks in the London interbank market as indicated on display page 3750 (British Bankers Association-LIBOR) of the Dow Jones Markets Service (or such other page as may replace such display page 3750 for the purpose of displaying London interbank offered rates for United States dollar deposits) or, if not so indicated, the average (rounded upwards to the nearest 1/100%), as determined by the Calculation Agent, of such rates as indicated on the Reuters Screen LIBO Page (or such other page as may replace such Reuters Screen LIBO Page for the purpose of displaying London interbank offered rates for United States dollar deposits) or, if neither such alternative is indicated, the average (rounded upwards to the nearest 1/100%), as determined by the Calculation Agent, of such rates offered by the London Reference Banks to prime banks in the London interbank market, in each case at or about 11:00 a.m. (London time) on the day two LIBOR Business Days prior to the first day of such Interest Period for deposits of a duration equal to such Interest Period (or such other period most nearly corresponding to such period) in an amount substantially equal to the principal amount of the applicable LIBOR Advance as of the first day of such Interest Period. The Calculation Agent will, if necessary, request that each of the London Reference Banks provide a quotation of its rate. If at least two such quotations are provided, the rate will be the average of the quotations (rounded upwards to the nearest 1/100%). If no such quotation can be obtained, the rate will be LIBOR for the immediately preceding Interest Period.

            "Liquidity Event of Default" means the occurrence of the following: all of the Equipment Trust Certificates shall have been either declared to be immediately due and payable or shall not have been paid at their final maturity. Notwithstanding the foregoing, a Liquidity Event of Default shall not occur upon an automatic acceleration of the Equipment Trust Certificates as a result of a Federal Express Corporation Bankruptcy Event.

            "Liquidity Indemnitee" means (i) the Liquidity Provider, (ii) each affiliate of the Liquidity Provider, (iii) the respective directors, officers, employees, agents and servants of the Liquidity Provider and its affiliates, and (iv) the successors and permitted assigns of the persons described in clauses (i) through (iii), inclusive.

            "Liquidity Provider" has the meaning assigned to such term in the recital of parties to this Agreement.

            "London Reference Banks" means the principal London offices of National Westminster Bank Plc, Barclays Bank Plc and Bayrische Landesbank Girozentrale, or such other bank or banks as may from time to time be agreed to by Federal Express Corporation and the Calculation Agent.

            "Non-Excluded Tax" has the meaning specified in Section 3.03.

            "Notice of Borrowing" has the meaning specified in Section 2.02(d).

            "Notice of Replacement Borrower" has the meaning specified in
      Section 3.08.

            "Participant" has the meaning assigned to such term in Section 7.08(b).

            "Performing Note Deficiency" means any time that less than 65% of the then aggregate outstanding principal amount of all Equipment Trust Certificates are Performing Equipment Trust Certificates.

            "Prospectus" means the basic prospectus included in the registration statement on Form S-3 (File No. 333-49411) filed by Federal Express Corporation relating to certain pass through certificates, as supplemented by the prospectus supplement dated June 30, 1998 reflecting the terms of the Pass Through Certificates, as such Prospectus may be amended or supplemented.

            "Related Indemnitee" means, with respect to any Liquidity Indemnitee, its director, officer, employee, agent, affiliate or employer.

            "Replenishment Amount" has the meaning assigned to such term in
      Section 2.06(b).

            "Required Amount" means, for any day, the sum of the aggregate amount of interest, calculated at the rate per annum equal to the Stated Interest Rate for the Class A Pass Through Certificates, that would be payable on the Class A Pass Through Certificates on each of the three successive semiannual Regular Distribution Dates immediately following such day or, if such day is a Regular Distribution Date, on such day and the succeeding two semiannual Regular Distribution Dates, in each case calculated on the basis of the Pool Balance of the Class A Pass Through Certificates on such day and without regard to expected future payments of principal on the Class A Pass Through Certificates.

            "Termination Date" means the earliest to occur of the following:
      (i) the Expiry Date; (ii) the date on which the Borrower delivers to the Liquidity Provider a certificate, signed by a Responsible Officer of the Borrower, certifying that all of the Class A Pass Through Certificates have been paid in full (or provision has been made for such payment in accordance with the Intercreditor Agreement and the Pass Through Agreements) or are otherwise no longer entitled to the benefits of this Agreement; (iii) the date on which the Borrower delivers to the Liquidity Provider a certificate, signed by a Responsible Officer of the Borrower, certifying that a Replacement Liquidity Facility has been substituted for this Agreement in full pursuant to Section 3.6(e) of the Intercreditor Agreement; (iv) the date on which the Liquidity Provider makes the Final Advance; and (v) the date on which no Advance is or may (including by reason of reinstatement as herein provided) become available for a Borrowing hereunder.

            "Unpaid Advance" has the meaning assigned to such term in Section 2.05.

            (b) Terms Defined in the Intercreditor Agreement. For all purposes of this Agreement, the following terms shall have the respective meanings assigned to such terms in the Intercreditor Agreement:

            "Class A Cash Account", "Class A Pass Through Certificateholders", "Class A Pass Through Certificates", "Class A Pass Through Trust", "Class A Supplement", "Class B Pass Through Certificates", "Class C Pass Through Certificates", "Closing Date", "Controlling Party", "Corporate Trust Office", "Distribution Date", "Equipment Trust Certificates", "Federal Express Corporation", "Federal Express Corporation Bankruptcy Event", "Indenture", "Investment Earnings", "Liquidity Facility", "Moody's", "Operative Agreements", "Participation Agreements", "Pass Through Agreement", "Pass Through Certificate", "Pass Through Trustee", "Performing Equipment Trust Certificates", "Person", "Pool Balance", "Rating Agency", "Regular Distribution Dates", "Replacement Liquidity Facility", "Responsible Officer", "Scheduled Payment", "Special Payment", "Standard & Poor's", "Stated Interest Rate", "Subordination Agent", "Taxes", "Threshold Rating", "Triggering Event", "Underwriters", "Underwriting Agreement" and "Written Notice".


                                   ARTICLE II

                       AMOUNT AND TERMS OF THE COMMITMENT

            Section 2.01 The Advances. The Liquidity Provider hereby irrevocably agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time on any Business Day during the period from the Effective Date until 12:00 Noon (New York City time) on the Expiry Date (unless the obligations of the Liquidity Provider shall be earlier terminated in accordance with the terms of Section 2.04(b)) in an aggregate amount at any time outstanding not to exceed the Commitment.

            Section 2.02 Making the Advances. (a) Interest Advances shall be made in one or more Borrowings by delivery to the Liquidity Provider of one or more written and completed Notices of Borrowing in substantially the form of Annex I attached hereto, signed by a Responsible Officer of the Borrower, in an amount not exceeding the Available Commitment at such time and shall be used solely for the payment when due of interest on the Class A Pass Through Certificates at the Stated Interest Rate therefor in accordance with Section 3.6(a) of the Intercreditor Agreement. Each Interest Advance made hereunder shall automatically reduce the Available Commitment and the amount available to be borrowed hereunder by subsequent Advances by the amount of such Interest Advance (subject to reinstatement as provided in the next sentence). Upon repayment to the Liquidity Provider in full of the amount of any Interest Advance made pursuant to this Section 2.02(a), together with accrued interest thereon (as provided herein), the Available Commitment shall be reinstated by the amount of such repaid Interest Advance; provided, however, that the Available Commitment shall not be so reinstated at any time if (i) both (x) a Triggering Event shall have occurred and be continuing and (y) a Performing Note Deficiency exists or (ii) a Liquidity Event of Default shall have occurred and be continuing.

            (b) A Downgrade Advance shall be made in a single Borrowing upon a downgrading of the rating of the Liquidity Provider resulting in the Liquidity Provider's ratings not meeting the Threshold Rating (as provided for in Section 3.6(c) of the Intercreditor Agreement), unless a Replacement Liquidity Facility shall have been delivered to the Borrower in accordance with said Section 3.6(c), by delivery to the Liquidity Provider of a written and completed Notice of Borrowing in substantially the form of Annex II attached hereto, signed by a Responsible Officer of the Borrower, in an amount equal to the Available Commitment at such time, and shall be used to fund the Class A Cash Account in accordance with said Section 3.6(c).

            (c) A Final Advance shall be made by the Liquidity Provider without the necessity for a Notice of Borrowing at the option of the Liquidity Provider on the occurrence of an event described in Section 6.01(a) or 6.01(b) in an amount equal to the Available Commitment at such time, and shall be used to fund the Class A Cash Account.

            (d) Each Borrowing (other than the making of a Final Advance) shall be made on notice in writing (a "Notice of Borrowing") in substantially the form required by Section 2.02(a) or 2.02(b), as the case may be, given not later than 12:00 Noon (New York City time) on the second Business Day prior to the day of the proposed Borrowing by the Borrower to the Liquidity Provider. Upon satisfaction of the conditions precedent set forth in Section 4.02 with respect to a requested Borrowing, the Liquidity Provider shall, before 12:00 Noon (New York City time) on the date of such Borrowing or on such later Business Day specified by the Borrower in such Notice of Borrowing, make available to the Borrower, in U.S. dollars and in immediately available funds, the amount of such Borrowing to be paid to the Borrower in accordance with its payment instructions. If a Notice of Borrowing is delivered by the Borrower in respect of any Borrowing after 12:00 Noon (New York City time) on a Business Day, the Liquidity Provider shall, before 12:00 Noon (New York City time) on the third Business Day next following the day of receipt of such Notice of Borrowing or on such later Business Day specified by the Borrower in such Notice of Borrowing, make available to the Borrower, in U.S. dollars and in immediately available funds, the amount of such Borrowing to be paid to the Borrower in accordance with its payment instructions. Payments of proceeds of a Borrowing shall be made by wire transfer of immediately available funds to the Borrower in accordance with such wire transfer instructions as the Borrower shall furnish from time to time to the Liquidity Provider for such purpose. Each Notice of Borrowing shall be irrevocable and binding on the Borrower.

            (e) Upon the making of any Advance requested pursuant to a Notice of Borrowing, in accordance with the Borrower's payment instructions, the Liquidity Provider shall be fully discharged of its obligation hereunder with respect to such Notice of Borrowing, and the Liquidity Provider shall not thereafter be obligated to make any further Advances hereunder in respect of such Notice of Borrowing to the Borrower or to any other person (including the holder of any Class A Pass Through Certificates or the Pass Through Trustee of the Class A Pass Through Trust) who makes to the Pass Through Trustee of the Class A Pass Through Trust or the Borrower a demand for payment with respect to any Class A Pass Through Certificates. By paying to the Borrower proceeds of Advances requested by the Borrower in accordance with the provisions of this Agreement, the Liquidity Provider makes no representation as to, and assumes no responsibility for, the correctness or sufficiency for any purpose of the amount of the Advances so made and requested.

            Section 2.03 Fees. (a) The Borrower agrees to pay to the Liquidity Provider a fee equal to 0.25% of the Commitment (as in effect on the Effective Date). Such fee shall be payable on the Effective Date.

            (b) The Borrower shall pay, or shall cause to be paid, to the Liquidity Provider, a fee equal to 0.25% per annum on the average Available Commitment from the Effective Date to the earlier of the date on which a Downgrade Advance is made and the date on which the Commitment terminates. Such fee shall be payable in arrears on each Regular Distribution Date. Nothing contained in this Section 2.03(b) shall require the Borrower to pay any amount under this Section 2.03(b) other than to the extent the Borrower shall have funds available therefor.

            Section 2.04 Reduction or Termination of the Commitment. (a) Automatic Reductions. Promptly following each date on which the Required Amount is reduced as a result of a reduction in the Pool Balance of the Class A Pass Through Certificates or otherwise, the Commitment shall automatically be reduced to an amount equal to such reduced Required Amount (as calculated by the Borrower). The Borrower shall give notice of any such automatic reduction of the Commitment (substantially in the form of Annex IV hereto) to the Liquidity Provider (with a copy to Federal Express Corporation) within two Business Days thereof. The failure by the Borrower to furnish any such notice shall not affect such automatic reduction of the Commitment.

            (b) Termination. Upon the making of any Downgrade Advance or Final Advance hereunder or the occurrence of the Termination Date, the obligation of the Liquidity Provider to make further Advances hereunder shall automatically and irrevocably terminate, and the Borrower shall not be entitled to request any further Borrowing hereunder.

            Section 2.05 Repayments of Interest Advances or the Final Advance. Subject to Sections 2.07 and 2.09, the Borrower hereby agrees to pay, or to cause to be paid, to the Liquidity Provider on each date on which the Liquidity Provider shall make an Interest Advance or the Final Advance, an amount equal to (a) the amount of such Interest Advance or the Final Advance (any such Interest Advance or the Final Advance, until repaid, is referred to herein as an "Unpaid Advance"), plus (b) interest on the amount of each such Unpaid Advance as provided in Section 3.07. Subject to Sections 2.06, 2.07 and 2.09, unless otherwise waived by the Liquidity Provider, the Borrower shall be obligated, without notice of an Advance or demand for repayment from the Liquidity Provider (which notice and demand are hereby waived by the Borrower), to repay the Liquidity Provider for all Interest Advances and Final Advances on the same day as made and all Applied Downgrade Advances on the same day they become Applied Downgrade Advances in accordance with Section
2.06 hereof. The Borrower and the Liquidity Provider agree that the repayment in full of each Interest Advance and the Final Advance on the date such Interest Advance or the Final Advance is made and each Applied Downgrade Advance on the date it becomes an Applied Downgrade Advance is intended to be a contemporaneous exchange for new value given to the Borrower by the Liquidity Provider.

            Section 2.06 Repayments of Downgrade Advances. (a) Amounts advanced hereunder in respect of a Downgrade Advance shall be deposited in the Class A Cash Account, and invested and withdrawn from the Class A Cash
Account, as set forth in Sections 3.6(c), (e) and (f) of the Intercreditor Agreement. The Borrower agrees to pay to the Liquidity Provider, on each Regular Distribution Date, commencing on the first Regular Distribution Date after the making of a Downgrade Advance, interest on the principal amount of any such Downgrade Advance as provided in Section 3.07; provided, however, that
(i) any distribution to the Liquidity Provider of Investment Earnings pursuant to Section 3.6(f) of the Intercreditor Agreement shall constitute a payment of interest on such Downgrade Advance in the amount of such Investment Earnings (not to exceed the amount specified in Section 3.07) and (ii) amounts in respect of a Downgrade Advance withdrawn from the Class A Cash Account for the purpose of paying interest on the Class A Pass Through Certificates in accordance with Section 3.6(f) of the Intercreditor Agreement (the amount of any such withdrawal being an "Applied Downgrade Advance") shall be treated as an Interest Advance under this Agreement for purposes of determining the Applicable Liquidity Rate for interest payable thereon. Immediately upon the withdrawal of any amounts from the Class A Cash Account on account of a reduction in the Required Amount, the Borrower shall repay the Downgrade Advances in a principal amount equal to the amount of such reduction, plus interest on the principal amount repaid as provided in Section 3.07.

            (b) At any time when an Applied Downgrade Advance (or any portion thereof) is outstanding, upon the deposit in the Class A Cash Account of any amount pursuant to clause "third" of Section 2.4(b), clause "third" of Section
3.2 or clause "fourth" of Section 3.3 of the Intercreditor Agreement (any such amount being a "Replenishment Amount") for the purpose of replenishing the balance thereof up to the Required Amount at such time, (i) the aggregate outstanding principal amount of all Applied Downgrade Advances shall be automatically reduced by the amount of such Replenishment Amount and (ii) the principal amount of the outstanding Downgrade Advance shall be automatically increased by the amount of such Replenishment Amount.

            (c) Upon the provision of a Replacement Liquidity Facility in replacement of this Agreement in accordance with Section 3.6(e) of the Intercreditor Agreement, and prior to the effectiveness of any Replacement Liquidity Facility, the Borrower agrees that all amounts owing to the Liquidity Provider shall be repaid in full, whether from advances made by the Replacement Liquidity Provider, from amounts remaining on deposit in the Class A Cash Account after giving effect to any application of funds therefrom to any payment of interest on the Class A Pass Through Certificates on the date of such replacement, or otherwise.

            Section 2.07 Payments to the Liquidity Provider Under the Intercreditor Agreement. In order to provide for payment or repayment to the Liquidity Provider of any amounts hereunder, the Intercreditor Agreement provides that amounts available and referred to in Articles II and III of the Intercreditor Agreement, to the extent payable to the Liquidity Provider pursuant to the terms of the Intercreditor Agreement (including, without limitation, Section 3.6(f) of the Intercreditor Agreement), shall be paid to the Liquidity Provider in accordance with the terms thereof. Amounts so paid to the Liquidity Provider shall be applied by the Liquidity Provider in the order of priority required by the applicable provisions of Articles II and III of the Intercreditor Agreement.

            Section 2.08 Book Entries. The Liquidity Provider shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower resulting from Advances made from time to time and the amounts of principal and interest payable hereunder and paid from time to time in respect thereof; provided, however, that the failure by the Liquidity Provider to maintain such account or accounts shall not affect the obligations of the Borrower in respect of Advances.

            Section 2.09 Payments from Available Funds Only. All payments to be made by the Borrower under this Agreement shall be made only from amounts received by it that constitute Scheduled Payments or Special Payments or amounts payable to it under Article 8, 9 or 10 of any Participation Agreement and only to the extent that the Borrower shall have sufficient income or proceeds therefrom to enable the Borrower to make payments in accordance with the terms hereof after giving effect to the priority of payments provisions set forth in the Intercreditor Agreement. The Liquidity Provider agrees that it will look solely to such amounts to the extent available for distribution to it as provided in the Intercreditor Agreement and this Agreement and that the Borrower, in its individual capacity, is not personally liable to it for any amounts payable or liability under this Agreement except as expressly provided in this Agreement, the Intercreditor Agreement or any Participation Agreement. Amounts on deposit in the Class A Cash Account shall be available to make payments only to the extent and for the purposes expressly contemplated in
Section 3.6(f) of the Intercreditor Agreement.


                                  ARTICLE III

                          OBLIGATIONS OF THE BORROWER

            Section 3.01 Increased Costs. If the Liquidity Provider shall determine that (a) any change after the date hereof in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof or in the compliance by the Liquidity Provider (or its head office) with any applicable direction, request or requirement (whether or not having the force of law) of any central bank or competent governmental or other authority shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans made by, the Liquidity Provider, or (ii) impose on the Liquidity Provider any other condition regarding this Agreement or any Advance, or (iii) change the basis of taxation of any amounts payable to the Liquidity Provider (other than Taxes imposed on the overall net or gross income of the Liquidity Provider) and (b) the result of any event referred to in the preceding clause
(i), (ii) or (iii) shall be to increase the cost to the Liquidity Provider of issuing or maintaining its commitment or funding or maintaining Advances (which increase in cost shall be determined by the Liquidity Provider's reasonable allocations of the aggregate of such cost increases resulting from such event), or to reduce the amount of any sum received or receivable by the Liquidity Provider under this Agreement with respect thereto, then, upon demand by the Liquidity Provider (such demand to be made not later than 60 days after a Responsible Officer of the Liquidity Provider obtains actual knowledge of any event referred to in clause (i), (ii) or (iii) above), the Borrower shall pay, or cause to be paid, to the Liquidity Provider, from time to time as specified by the Liquidity Provider, additional amounts which shall be sufficient to compensate the Liquidity Provider for such increased cost or reduction; provided that if such demand for payment is made after such 60-day period, the Borrower shall be obligated to pay such additional amounts only with respect to such increased cost or reduction actually incurred or effected on or after the 60th day prior to the date of such demand. A certificate as to such increased cost or reduction (which shall set forth the basis for such increased cost or reduction) incurred by the Liquidity Provider as a result of any event mentioned in clause (i), (ii) and (iii) above, prepared in reasonable detail and submitted by the Liquidity Provider to the Borrower, shall be conclusive, absent manifest error, as to the amount thereof.

            The Liquidity Provider agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if making such change would avoid the need for, or reduce the amount of, any amount payable under this
Section 3.01 that may thereafter accrue and would not, in the reasonable judgment of the Liquidity Provider, be otherwise disadvantageous in any material respect to the Liquidity Provider.

            Section 3.02 Capital Adequacy. If the Liquidity Provider shall determine that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Liquidity Provider (or its head office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, in each case after the date hereof, has the effect of reducing the rate of return on the Liquidity Provider's capital as a consequence of issuing or maintaining its commitment hereunder or its funding or maintaining Advances to a level below that which the Liquidity Provider could have achieved but for such adoption, change or compliance (taking into consideration the Liquidity Provider's policies with respect to capital adequacy) by an amount deemed by the Liquidity Provider to be material, then, upon demand by the Liquidity Provider, the Borrower shall pay to the Liquidity Provider, from time to time as specified by the Liquidity Provider, additional amounts which shall be sufficient to compensate the Liquidity Provider for such reduction in respect of issuing or maintaining its commitment hereunder or its funding or maintaining Advances. A certificate as to such additional amount describing the event which has the effect of reducing the rate of return on the Liquidity Provider's capital, prepared in reasonable detail and submitted by the Liquidity Provider to the Borrower, shall be conclusive, absent manifest error, as to the amount thereof.

            The Liquidity Provider agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if making such change would avoid the need for, or reduce the amount of, any amount payable under this
Section 3.02 that may thereafter accrue and would not, in the reasonable judgment of the Liquidity Provider, be otherwise disadvantageous in any material respect to the Liquidity Provider.

            Section 3.03 Payments Free of Deductions. All payments made by the Borrower under this Agreement shall be made free and clear of, and without reduction for or on account of, any present or future stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed, excluding any Taxes imposed on the overall net income of the Liquidity Provider and excluding United States federal income tax withholding to the extent such withholding is, or would be, actually imposed upon payments to the Liquidity Provider as of the date of this Agreement (such non-excluded taxes being referred to herein, collectively, as "Non-Excluded Taxes" and, individually, as a "Non-Excluded Tax"). If any Non-Excluded Taxes are required to be withheld from any amounts payable to the Liquidity Provider under this Agreement, the amounts so payable to the Liquidity Provider shall be increased to the extent necessary to yield to the Liquidity Provider (after payment of all Non-Excluded Taxes and taxes imposed on the receipt of such increase) interest or any other such amounts payable under this Agreement at the rates or in the amounts specified in this Agreement. Whenever any Non-Excluded Tax is payable by the Borrower, promptly thereafter the Borrower shall send the Liquidity Provider certified copies of tax receipts evidencing such payment by the Borrower. The Liquidity Provider agrees to provide to the Borrower on or prior to the Effective Date, and from time to time thereafter after the occurrence of any event requiring a change in the most recent form previously delivered by it (and prior to the immediately following due date of any payment by the Borrower hereunder), to the extent that the Liquidity Provider is legally entitled to do so, two original Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that the Liquidity Provider is completely exempt from United States withholding tax on payments pursuant to this Agreement.

            The Liquidity Provider agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if making such change would avoid the need for, or reduce the amount of, any amount payable under this
Section 3.03 that may thereafter accrue and would not, in the reasonable judgment of the Liquidity Provider, be otherwise disadvantageous in any material respect to the Liquidity Provider.

            Section 3.04 Payments. The Borrower shall make or cause to be made each payment to the Liquidity Provider under this Agreement so as to cause the same to be received by the Liquidity Provider not later than 1:00 P.M. (New York City time) on the day when due. The Borrower shall make all such payments in lawful money of the United States of America, to the Liquidity Provider in immediately available funds, by wire transfer to the office of Citibank, N.A., New York City, for credit to KfW, Account No.109-260-93.

            Section 3.05 Computations. All computations of interest based on the Base Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and all computations of (x) interest based on the LIBOR Rate and
(y) fees payable to the Liquidity Provider shall be made on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

            Section 3.06 Payment on Non-Business Days. Whenever any payment to be made hereunder (other than a payment on LIBOR Advances) becomes due and payable on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Advance becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

            Section 3.07 Interest. (a) The Borrower shall pay, or shall cause to be paid, interest on (i) the unpaid principal amount of each Advance from and including the date of such Advance (or, in the case of an Applied Downgrade Advance, from and including the date on which the amount thereof was withdrawn from the Class A Cash Account to pay interest on the Class A Pass Through Certificates) to but excluding the date such principal amount shall be paid in full and (ii) any other amount due hereunder (whether fees, commissions, expenses or other amounts or, to the extent permitted by law, installments of interest on Advances or any such other amount) which is not paid when due (whether at stated maturity, by acceleration or otherwise) from and including the due date thereof to but excluding the date such amount is paid in full, in each such case, at a fluctuating interest rate per annum for each day equal to the Applicable Liquidity Rate (as defined below) for such Advance set forth below or such other amount as in effect for such day, but in no event at a rate per annum greater than the maximum rate permitted by applicable law; provided, however, that, if at any time the otherwise applicable interest rate as set forth in this Section 3.07 shall exceed the maximum rate permitted by applicable law, then any subsequent reduction in such interest rate will not reduce the rate of interest payable pursuant to this Section 3.07 below the maximum rate permitted by applicable law until the total amount of interest accrued equals the amount of interest that would have accrued if such otherwise applicable interest rate as set forth in this
Section 3.07 had at all times been in effect.  Nothing contained in this
Section 3.07 shall require the Borrower to pay any amount under this Section
3.07 other than to the extent the Borrower shall have funds available therefor.

            (b) Except as provided in Section 3.07(e), each Advance will be either a Base Rate Advance or a LIBOR Advance as provided in this Section. Each such Advance will be a Base Rate Advance for the period from the date of its borrowing to (but excluding) the third Business Day following the Liquidity Provider's receipt of the Notice of Borrowing for such Advance. Thereafter, such Advance shall be a LIBOR Advance.

            (c) Each LIBOR Advance shall bear interest during each Interest Period at a per annum rate equal to the LIBOR Rate for such Interest Period plus the Applicable Margin for such LIBOR Advance, payable in arrears on the last day of such Interest Period and, in the event of the payment of principal of such LIBOR Advance on a day other than such last day, on the date of such payment (to the extent of interest accrued on the amount of principal repaid).

            (d) Each Base Rate Advance shall bear interest at a per annum rate equal to the Base Rate plus the Applicable Margin for such Base Rate Advance, payable in arrears on each Regular Distribution Date and, in the event of the payment of principal of such Base Rate Advance on a day other than a Regular Distribution Date, on the date of such payment (to the extent of interest accrued on the amount of principal repaid).

            (e) Each Downgrade Advance (other than an Applied Downgrade Advance) shall bear interest during the period from and including the date of the making of such Downgrade Advance through but excluding the Expiry Date (or, if earlier, the date of repayment thereof or of conversion thereof into a Final Advance), in an amount equal to the sum of (i) Investment Earnings on amounts on deposit in the Class A Cash Account for such period plus (ii) 0.25% per annum on the amount of such Downgrade Advance, payable in arrears on each Regular Distribution Date and on the date of repayment thereof or conversion thereof into a Final Advance.

            (f) Each amount not paid when due hereunder (whether fees, commissions, expenses or other amounts or, to the extent permitted by applicable law, installments of interest on Advances) shall bear interest at the Base Rate plus 1.00% per annum.

            (g) Each change in the Base Rate shall become effective immediately. The rates of interest specified in this Section 3.07 with respect to any Advance or other amount shall be referred to as the "Applicable Liquidity Rate."

            Section 3.08 Replacement of Borrower. Subject to Section 5.02(b), from time to time, upon the effective date and time specified in a written and completed Notice of Replacement Borrower in substantially the form of Annex III attached hereto (a "Notice of Replacement Borrower") delivered to the Liquidity Provider by the then Borrower, the successor Borrower designated therein shall be substituted for as the Borrower for all purposes hereunder.

            Section 3.09 Funding Loss Indemnification. The Borrower shall pay to the Liquidity Provider, upon the request of the Liquidity Provider, such amount or amounts as shall be sufficient (in the reasonable opinion of the Liquidity Provider) to compensate it for any loss, cost, or expense incurred as a result of:

            (a) Any payment or prepayment of a LIBOR Advance on a date other than the last day of the Interest Period for such Advance;

            (b) Any failure by the Borrower to borrow or convert, as the case may be, a LIBOR Advance on the date for borrowing or conversion, as the case may be, specified in the relevant notice under Section 2.02 or 3.07; or

            (c) Any conversion of a LIBOR Advance to a Base Rate Advance other than on the last day of the Interest Period for such Advance.

            Section 3.10 Illegality. Notwithstanding any other provision in this Agreement, if any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Liquidity Provider (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Liquidity Provider (or its Lending Office) to maintain or fund its LIBOR Advances, then upon notice to the Borrower by the Liquidity Provider, the outstanding principal amount of the LIBOR Advances shall be converted to Base Rate Advances (a) immediately upon demand of the Liquidity Provider, if such change or compliance with such request, in the judgment of the Liquidity Provider, requires immediate repayment; or (b) at the expiration of the last Interest Period to expire before the effective date of any such change or request. In the event any change of the nature described in the preceding sentence shall make it unlawful or impossible for the Liquidity Provider (or its Lending Office) to maintain or fund its Base Rate Advances, the Liquidity Provider shall have the right to cause a Replacement Liquidity Facility to be substituted for this Agreement, subject to (i) the satisfaction of the conditions precedent to the effectiveness of, and the other provisions regarding, a Replacement Liquidity Facility set forth in Section 3.6(e) of the Intercreditor Agreement and (ii) such Replacement Liquidity Facility and Replacement Liquidity Provider being reasonably acceptable to Federal Express Corporation.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

            Section 4.01  Conditions Precedent to Effectiveness of Section
2.01. Section 2.01 of this Agreement shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have been satisfied or waived:

            (a) The Liquidity Provider shall have received on or before the Closing Date each of the following, each dated such date (except for those documents delivered pursuant to paragraphs (v) and (vii) of this
      Section 4.01(a)), and each in form and substance satisfactory to the Liquidity Provider:

                  (i)   This Agreement duly executed on behalf of the Borrower;

                  (ii) The Intercreditor Agreement duly executed on behalf of each of the parties thereto;

                  (iii) Counterparts (or certified copies thereof) of each of the Operative Agreements (other than this Agreement and the Intercreditor Agreement) which, when taken together, bear the signatures of all of the respective parties thereto and which are in full force and effect in accordance with their respective terms;

                  (iv) A copy of the Prospectus and specimen copies of the Class A Pass Through Certificates;

                  (v) Evidence that, on the Effective Date, the Class A Pass Through Certificates, the Class B Pass Through Certificates and the Class C Pass Through Certificates will receive long-term credit ratings from Moody's of not lower than Aa2, A1 and Baa1, respectively, and from Standard & Poor's of not lower than AAA, AA and BBB+, respectively;

                  (vi) An executed or certified copy of each document, instrument, certificate and opinion delivered pursuant to the Class A Supplement, the Intercreditor Agreement, the Participation Agreements and the other Operative Agreements (together with, in the case of each such opinion (unless such opinion is addressed to the Liquidity Provider), other than the opinion of counsel for the Underwriters, a letter from the counsel rendering such opinion to the effect that the Liquidity Provider is entitled to rely on such opinion as if it were addressed to the Liquidity Provider);

                  (vii) Evidence that there shall have been made and shall be in full force and effect, all filings, recordings and/or registrations, and there shall have been given or taken any notice or other similar action as may be reasonably necessary or, to the extent reasonably requested by the Liquidity Provider, reasonably advisable, in order to establish, perfect, protect and preserve the right, title and interest, remedies, powers, privileges, liens and security interests of, or for the benefit of, the Pass Through Trustee and the Liquidity Provider created by the Operative Agreements;

                  (viii) Copies of the appraisals attached as exhibits to the
            Prospectus; and

                  (ix) A letter from Federal Express Corporation agreeing to provide to the Liquidity Provider the periodic financial reports referred to in Section 4.03 of the Pass Through Agreements; and

                  (x) Such other documents, instruments, opinions and approvals (and, if requested by the Liquidity Provider, certified duplicates or executed copies thereof) as the Liquidity Provider shall have reasonably requested.

            (b) The following statements shall be true and shall be deemed to have been represented by each party (other than clause (ii) below, which shall be deemed to have been represented only by Federal Express Corporation) on and as of the Effective Date:

                  (i) The representations and warranties of such Person contained in each Participation Agreement are true and correct on and as of the Effective Date as though made on and as of the Effective Date; and

                  (ii) No event has occurred and is continuing, or would result from the entering into of this Agreement or the making of any Advance, which constitutes a Liquidity Event of Default.

            (c) The Liquidity Provider shall have received payment in full of all fees and other sums required to be paid to or for the account of the Liquidity Provider on or prior to the Effective Date.

            (d) All conditions precedent to the issuance of the Pass Through Certificates under the Pass Through Agreements shall have been satisfied, all conditions precedent to the effectiveness of the other Liquidity Facilities shall have been satisfied, and all conditions precedent to the purchase of the Pass Through Certificates by the Underwriters under the Underwriting Agreement shall have been satisfied (except for any of such conditions precedent under the Underwriting Agreement that shall have been waived by the Underwriters).

            (e) The Borrower shall have received a certificate, dated the date hereof, signed by a duly authorized representative of the Liquidity Provider, certifying that all conditions precedent to the effectiveness of Section 2.01 have been satisfied or waived (other than this Section 4.01(e)).

            Section 4.02 Conditions Precedent to Borrowing. The obligation of the Liquidity Provider to make an Advance on the occasion of each Borrowing shall be subject to the conditions precedent that the Effective Date shall have occurred and, except in the case of a Final Advance, prior to the date of such Borrowing, the Borrower shall have delivered a Notice of Borrowing which conforms to the terms and conditions of this Agreement and has been completed as may be required by the relevant form of the Notice of Borrowing for the type of Advance requested.


                                   ARTICLE V

                                   COVENANTS

            Section 5.01 Affirmative Covenants of the Borrower. So long as any Advance shall remain unpaid or the Liquidity Provider shall have any Commitment hereunder or the Borrower shall have any obligation to pay any amount to the Liquidity Provider hereunder, the Borrower will, unless the Liquidity Provider shall otherwise consent in writing:

            (a) Performance of This and Other Agreements. Punctually pay or cause to be paid all amounts payable by it under this Agreement and the other Operative Agreements and observe and perform in all material respects the conditions, covenants and requirements applicable to it contained in this Agreement and the other Operative Agreements.

            (b) Reporting Requirements. Furnish to the Liquidity Provider with reasonable promptness, such other information and data with respect to the transactions contemplated by the Operative Agreements as from time to time may be reasonably requested by the Liquidity Provider; and permit the Liquidity Provider, upon reasonable notice, to inspect the Borrower's books and records with respect to such transactions and to meet with officers and employees of the Borrower to discuss such transactions.

            (c) Certain Operative Agreements. Furnish to the Liquidity Provider with reasonable promptness any Operative Agreement (but not including the Tax Indemnity Agreement as defined in the Participation Agreement) entered into after the date hereof.

            Section 5.02 Negative Covenants of the Borrower. So long as any Advance shall remain unpaid or the Liquidity Provider shall have any Commitment hereunder or the Borrower shall have any obligation to pay any amount to the Liquidity Provider hereunder, the Borrower will not, without the written consent of the Liquidity Provider (such consent not to be unreasonably withheld):

            (a) Amendments. Modify, amend or supplement, or give any consent to any modification, amendment or supplement or make any waiver with respect to, any provision of the Pass Through Agreements, except for any supplemental agreement to the Pass Through Agreements provided for in Section 11.01 thereof.

            (b) Borrower. Appoint or permit or suffer to be appointed any successor Borrower.


                                   ARTICLE VI

                                 FINAL ADVANCE

            Section 6.01 Final Advance. If (a) both (i) a Triggering Event shall have occurred and be continuing and (ii) a Performing Note Deficiency exists or (b) a Liquidity Event of Default shall have occurred and be continuing, the Liquidity Provider may, in its discretion, make a Final Advance whereupon (i) the Liquidity Provider shall have no further obligation to make Advances hereunder, (ii) all other outstanding Advances shall be automatically converted into Final Advances for purposes of determining the Applicable Liquidity Rate for interest payable thereon, and (iii) subject to Sections 2.07 and 2.09, all Advances, any accrued interest thereon and any other amounts outstanding hereunder shall become immediately due and payable to the Liquidity Provider.


                                  ARTICLE VII

                                 MISCELLANEOUS

            Section 7.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Liquidity Provider, and, in the case of an amendment, the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            Section 7.02 Notices, Etc. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telecopier and mailed or delivered or sent by telecopier):

            Borrower:   First Security Bank, National Association
                        79 South Main Street
                        Salt Lake City, UT 84111
                        Attention:  Corporate Trust Services
                        Telephone:  (801) 246-5630
                        Telecopy:   (801) 246-5053


            Liquidity
              Provider: Kreditanstalt fur Wiederaufbau
                        Palmengartenstrasse 5-9
                        D-60325 Frankfurt am Main
                        Germany
                        Attention: Head of Aircraft
                                   Finance Department K111 b 3
                        Telephone:  011-49-69-7431-0
                        Telecopy:  011-49-69-7431-2944


or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the others. All such notices and communications shall be effective (i) if given by telecopier, when transmitted to the telecopier number specified above, (ii) if given by mail, when deposited in the mails addressed as specified above, and (iii) if given by other means, when delivered at the address specified above, except that written notices to the Liquidity Provider pursuant to the provisions of Articles II and III hereof shall not be effective until received by the Liquidity Provider. A copy of all notices delivered hereunder to either party shall in addition be delivered to each of the parties to the Participation Agreements at their respective addresses set forth therein.

            Section 7.03 No Waiver; Remedies. No failure on the part of the Liquidity Provider to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            Section 7.04 Further Assurances. The Borrower agrees to do, upon request, such further acts and things and to execute and deliver to the Liquidity Provider such additional assignments, agreements, powers and instruments as the Liquidity Provider may reasonably require or deem advisable to carry into effect the purposes of this Agreement and the other Operative Agreements or to better assure and confirm unto the Liquidity Provider its rights, powers and remedies hereunder and under the other Operative Agreements.

            Section 7.05  Indemnification; Survival of Certain Provisions.
The Liquidity Provider shall be indemnified hereunder to the extent and in the manner described in Articles 8 and 9 of the Participation Agreements. In addition, the Borrower agrees to indemnify, protect, defend and hold harmless the Liquidity Provider from, against and in respect of, and shall pay on demand, all Expenses of any kind or nature whatsoever, whether arising before, on or after the date hereof, that may be imposed, incurred by or asserted against any Liquidity Indemnitee, in any way relating to, resulting from, or arising out of or in connection with, this Agreement, the Intercreditor Agreement or the Participation Agreements; provided, however, that the Borrower shall not be required to indemnify, protect, defend and hold harmless any Liquidity Indemnitee in respect of any Expense of such Liquidity Indemnitee (i) to the extent such Expense is attributable to the gross negligence or willful misconduct of such Liquidity Indemnitee or any Related Indemnitee, (ii) that is ordinary and usual operating overhead expense or
(iii) to the extent such Expense is attributable to the failure by such Liquidity Indemnitee or its Related Indemnitee to perform or observe any agreement, covenant or condition on its part to be performed or observed in any Operative Agreement. The indemnities contained in Articles 8 and 9 of the Participation Agreements, and the provisions of Sections 3.01, 3.02, 3.03, 3.09, 7.05 and 7.07, shall survive the termination of this Agreement.

            Section 7.06 Liability of the Liquidity Provider. (a) Neither the Liquidity Provider nor any of its officers or directors shall be liable or responsible for: (i) the use which may be made of the Advances or any acts or omissions of the Borrower or any beneficiary or transferee in connection therewith; (ii) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; or (iii) the making of Advances by the Liquidity Provider against delivery of a Notice of Borrowing and other documents which do not comply with the terms hereof; provided, however, that the Borrower shall have a claim against the Liquidity Provider, and the Liquidity Provider shall be liable to the Borrower, to the extent of any damages suffered by the Borrower which were the result of (A) the Liquidity Provider's willful misconduct or gross negligence in determining whether documents presented hereunder comply with the terms hereof, or (B) any breach by the Liquidity Provider of any of the terms of this Agreement, including, but not limited to, the Liquidity Provider's failure to make lawful payment hereunder after the delivery to it by the Borrower of a Notice of Borrowing strictly complying with the terms and conditions hereof.

            (b) The Liquidity Provider shall not be liable or responsible in any respect for (i) any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with this Agreement or any Notice of Borrowing delivered hereunder, or (ii) any action, inaction or omission which may be taken by it in good faith, absent willful misconduct or gross negligence (in which event the extent of the Liquidity Provider's potential liability to the Borrower shall be limited as set forth in the immediately preceding paragraph), in connection with this Agreement or any Notice of Borrowing.

            Section 7.07 Costs, Expenses and Taxes. The Borrower agrees to pay, or cause to be paid (A) on the Effective Date and on such later date or dates on which the Liquidity Provider shall make demand, all reasonable out-of-pocket costs and expenses of the Liquidity Provider in connection with the preparation, negotiation, execution, delivery, filing and recording of this Agreement, any other Operative Agreement and any other documents which may be delivered in connection with this Agreement, including, without limitation, the reasonable fees and expenses of outside counsel for the Liquidity Provider and (B) on demand, all reasonable costs and expenses of the Liquidity Provider (including reasonable counsel fees and expenses) in connection with (i) the enforcement of this Agreement or any other Operative Agreement, (ii) the modification or amendment of, or supplement to, this Agreement or any other Operative Agreement or such other documents which may be delivered in connection herewith or therewith (whether or not the same shall become effective) or (iii) any action or proceeding relating to any order, injunction, or other process or decree restraining or seeking to restrain the Liquidity Provider from paying any amount under this Agreement, the Intercreditor Agreement or any other Operative Agreement or otherwise affecting the application of funds in the Cash Accounts. In addition, the Borrower shall pay any and all recording, stamp and other similar taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, any other Operative
Agreement and such other documents, and agrees to save the Liquidity Provider harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

            Section 7.08 Binding Effect; Participations. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower and the Liquidity Provider and their respective successors and assigns, except that neither the Liquidity Provider (except as otherwise provided in this Section 7.08) nor the Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other party, subject to the requirement of Section 7.08(b). The Liquidity Provider may grant participations herein or in any of its rights or security hereunder and under the other Operative Agreements to such Persons as the Liquidity Provider may in its sole discretion select, subject to the requirement of Section 7.08(b). No such participation by the Liquidity Provider, however, will relieve the Liquidity Provider of its obligations hereunder. In connection with any participation or any proposed participation, the Liquidity Provider may disclose to the participant or the proposed participant any information that the Borrower is required to deliver or to disclose to the Liquidity Provider pursuant to this Agreement. The Borrower acknowledges and agrees that the Liquidity Provider's source of funds may derive in part from its participants. Accordingly, references in this Agreement and the other Operative Agreements to determinations, reserve and capital adequacy requirements, increased costs, reduced receipts and the like as they pertain to the Liquidity Provider shall be deemed also to include those of each of its participants (subject, in each case, to the maximum amount that would have been incurred by or attributable to the Liquidity Provider directly if the Liquidity Provider had not participated the interest).

            (b) If, pursuant to subsection (a) above, the Liquidity Provider sells any participation to any bank or other entity (each, a "Participant"), then, concurrently with the effectiveness of such participation, the Participant shall (i) represent to the Liquidity Provider (for the benefit of the Liquidity Provider and the Borrower) either (A) that it is incorporated under the laws of the United States or a state thereof or (B) that under applicable law and treaties, no taxes will be required to be withheld by the Borrower or the Liquidity Provider with respect to any payments to be made to such Participant in respect of this Agreement, (ii) furnish to the Liquidity Provider and the Borrower either (x) a statement that it is incorporated under the laws of the United States or a state thereof or (y) if it is not so incorporated, two copies of a properly completed United States Internal Revenue Service Form 4224 or Form 1001, as appropriate, or other applicable form, certificate or document prescribed by the Internal Revenue Service certifying, in each case, such Participant's entitlement to a complete exemption from United States federal withholding tax in respect to any and all payments to be made hereunder, and (iii) agree (for the benefit of the Liquidity Provider and the Borrower) to provide the Liquidity Provider and the Borrower a new Form 4224 or Form 1001, as appropriate, (A) on or before the date that any such form expires or becomes obsolete or (B) after the occurrence of any event requiring a change in the most recent form previously delivered by it and prior to the immediately following due date of any payment by the Borrower hereunder, certifying in the case of a Form 1001 or Form 4224 that such Participant is entitled to a complete exemption from United States federal withholding tax on payments under this Agreement. Unless the Borrower has received forms or other documents reasonably satisfactory to it indicating that payments hereunder are not subject to United States federal withholding tax, the Borrower will withhold taxes as required by law from such payments at the applicable statutory rate without any obligation to gross-up or indemnify pursuant to Section 3.03.

            (c) Notwithstanding the other provisions of this Section 7.08, the Liquidity Provider may assign and pledge all or any portion of the Advances owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Advances made by the Borrower to the Liquidity Provider in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Advance to the extent of such payment. No such assignment shall release the Liquidity Provider from its obligations hereunder.

            Section 7.09 Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

            Section 7.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            Section 7.11  Submission to Jurisdiction; Waiver of Jury Trial.
(a)  Each of the parties hereto hereby irrevocably and unconditionally:

            (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Operative Agreement, or for recognition and enforcement of any judgment in respect hereof or thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

            (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (iii) if such party does not maintain an office for the transaction of its business in New York, agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to each party hereto at its address set forth in Section 7.02, or at such other address of which the Liquidity Provider shall have been notified pursuant thereto; and

            (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            (b) THE BORROWER AND THE LIQUIDITY PROVIDER EACH HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Borrower and the Liquidity Provider each warrant and represent that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER CANNOT BE MODIFIED ORALLY.

            (c) The Liquidity Provider hereby waives any immunity it may have from the jurisdiction of the courts of the United States or of any State and waives any immunity any of its properties located in the United States may have from attachment or execution upon a judgment entered by any such court under the United States Foreign Sovereign Immunities Act of 1976 or any similar successor legislation.

            Section 7.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

            Section 7.13 Entirety. This Agreement and the other Operative Agreements constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior understandings and agreements of such parties.

            Section 7.14 Headings; Section References. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless the context otherwise requires or otherwise indicated herein, all Section references in this Agreement are references to Sections hereof.

            Section 7.15 LIQUIDITY PROVIDER'S OBLIGATION TO MAKE ADVANCES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE OBLIGATIONS OF THE LIQUIDITY PROVIDER TO MAKE ADVANCES HEREUNDER, AND THE BORROWER'S RIGHTS TO DELIVER NOTICES OF BORROWING REQUESTING THE MAKING OF ADVANCES HEREUNDER, SHALL BE UNCONDITIONAL AND IRREVOCABLE, AND SHALL BE PAID OR PERFORMED, IN EACH CASE STRICTLY IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first set forth above.


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Subordination Agent, as
                                       Borrower


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    KREDITANSTALT FUR WIEDERAUFBAU,
                                       as Liquidity Provider


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:


                                                 Annex I to Irrevocable
                                                 Revolving Credit Agreement
                                                 --------------------------

                     INTEREST ADVANCE NOTICE OF BORROWING

            First Security Bank, National Association, acting not in its individual capacity but solely as Subordination Agent, as borrower (the "Borrower"), hereby certifies to Kreditanstalt fur Wiederaufbau, (the "Liquidity Provider"), with reference to the Irrevocable Revolving Credit Agreement Class A Pass Through Certificates dated as of June 15, 1998, between the Borrower and the Liquidity Provider (the "Liquidity Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined or referenced), that:

            (1) The Borrower is the Subordination Agent under the Intercreditor Agreement.

            (2) The Borrower is delivering this Notice of Borrowing for the making of an Interest Advance by the Liquidity Provider to be used for the payment of interest on the Class A Pass Through Certificates which was payable on the Distribution Date falling on __________ in accordance with the terms and provisions of the Class A Supplement and the Class A Pass Through Certificates and has not been paid pursuant to clause fourth of Section 3.2 of the Intercreditor Agreement or clause sixth of
      Section 3.3 of the Intercreditor Agreement, which Advance is requested to be made on ___________________.

            (3)   The amount of the Interest Advance requested hereby (i) is
      $________,                   to be applied in respect of the payment of
      interest which was due and payable on the Class A Pass Through Certificates on such Distribution Date, (ii) does not include any amount with respect to the payment of principal of, or premium on, the Class A Pass Through Certificates, the Class B Pass Through Certificates or the Class C Pass Through Certificates, or interest on the Class B Pass Through Certificates or the Class C Pass Through Certificates, (iii) was computed in accordance with the provisions of the Class A Pass Through Certificates, the Class A Supplement and the Intercreditor Agreement (a copy of which computation is attached hereto as Schedule I), (iv) does not exceed the Available Commitment on the date hereof, and (v) has not been and is not the subject of a prior or contemporaneous Notice of Borrowing.

            (4) Upon receipt by or on behalf of the Borrower of the amount requested hereby, (a) the Borrower will apply the same in accordance with the terms of Sections 3.2 or 3.3 of the Intercreditor Agreement, as the case may be, (b) no portion of such amount shall be applied by the Borrower for any other purpose and (c) no portion of such amount until so applied shall be commingled with other funds held by the Borrower.

            (5) The Borrower hereby requests that the Advance requested hereby be a Base Rate Advance and that such Base Rate Advance be converted into a LIBOR Rate Advance on the third Business Day following your receipt of this notice.

            The Borrower hereby acknowledges that, pursuant to the Liquidity Agreement, the making of the Interest Advance as requested by this Notice of Borrowing shall automatically reduce, subject to reinstatement in accordance with the terms of the Liquidity Agreement, the Available Commitment by an amount equal to the amount of the Interest Advance requested to be made hereby as set forth in clause (i) of paragraph (3) of this Certificate and such reduction shall automatically result in corresponding reductions in the amounts available to be borrowed pursuant to a subsequent Advance.

            IN WITNESS WHEREOF, the Borrower has executed and delivered this Notice of Borrowing as of the __ day of ______________, ____.


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Subordination Agent, as
                                       Borrower



                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:




               SCHEDULE I TO INTEREST ADVANCE NOTICE OF BORROWING

                [Insert Copy of Computations in accordance with
                     Interest Advance Notice of Borrowing]



                                                Annex II to Irrevocable
                                                Revolving Credit Agreement

                     DOWNGRADE ADVANCE NOTICE OF BORROWING

            FIRST SECURITY BANK, NATIONAL ASSOCIATION, acting not in its individual capacity but solely as Subordination Agent, as borrower (the "Borrower"), hereby certifies to Kreditanstalt fur Wiederaufbau (the "Liquidity Provider"), with reference to the Irrevocable Revolving Credit Agreement Class A Pass Through Certificates dated as of June 15, 1998, between the Borrower and the Liquidity Provider (the "Liquidity Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined or referenced), that:

            (1) The Borrower is the Subordination Agent under the Intercreditor Agreement.

            (2) The Borrower is delivering this Notice of Borrowing for the making of the Downgrade Advance by the Liquidity Provider to be used for the funding of the Class A Cash Account in accordance with Section 3.6(c) of the Intercreditor Agreement by reason of the downgrading of the debt rating of the Liquidity Provider issued by either Rating Agency below the applicable Threshold Rating, which Advance is requested to be made on ____________.

            (3) The amount of the Downgrade Advance requested hereby (i) is $_____, which equals the Available Commitment on the date hereof and is to be applied in respect of the funding of the Class A Cash Account in accordance with Section 3.6(c) of the Intercreditor Agreement, (ii) does not include any amount with respect to the payment of the principal of, or premium on, the Class A Pass Through Certificates, or principal of, or interest or premium on, the Class B Pass Through Certificates or the Class C Pass Through Certificates, (iii) was computed in accordance with the provisions of the Class A Pass Through Certificates, the Class A Supplement and the Intercreditor Agreement (a copy of which computation is attached hereto as Schedule I), and (iv) has not been and is not the subject of a prior or contemporaneous Notice of Borrowing under the Liquidity Agreement.

            (4) Upon receipt by or on behalf of the Borrower of the amount requested hereby, (a) the Borrower will deposit such amount in the Class A Cash Account and apply the same in accordance with the terms of
      Section 3.6(c) of the Intercreditor Agreement, (b) no portion of such amount shall be applied by the Borrower for any other purpose and (c) no portion of such amount until so applied shall be commingled with other funds held by the Borrower.

            The Borrower hereby acknowledges that, pursuant to the Liquidity Agreement, (A) the making of the Downgrade Advance as requested by this Notice of Borrowing shall automatically and irrevocably terminate the obligation of the Liquidity Provider to make further Advances under the Liquidity Agreement; and (B) following the making by the Liquidity Provider of the Downgrade Advance requested by this Notice of Borrowing, the Borrower shall not be entitled to request any further Advances under the Liquidity Agreement.

            IN WITNESS WHEREOF, the Borrower has executed and delivered this Notice of Borrowing as of the __ day of ______, ____.


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                       not in its individual capacity but solely as Subordination Agent, as Borrower


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:



              SCHEDULE I TO DOWNGRADE ADVANCE NOTICE OF BORROWING

                [Insert Copy of computations in accordance with
                     Downgrade Advance Notice of Borrowing]



                                                   Annex III to Irrevocable
                                                   Revolving Credit Agreement

                        NOTICE OF REPLACEMENT BORROWER

                                                                        [Date]

Ladies and Gentlemen:

            For value received, the undersigned beneficiary hereby irrevocably transfers to:

                              [Name of Transferee]
                              [Address of Transferee]

all rights of the undersigned as Borrower under the Liquidity Agreement referred to above. The transferee has succeeded the undersigned as Subordination Agent under the Intercreditor Agreement referred to in the first paragraph of the Liquidity Agreement.

            By this transfer, all rights of the undersigned as Borrower under the Liquidity Agreement are transferred to the transferee and the transferee shall hereafter have the sole rights as Borrower thereunder. The undersigned shall pay any costs and expenses of such transfer, including, but not limited to, transfer taxes or governmental charges.

            We ask that this transfer be effective as of _______, ____.



                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Subordination Agent, as
                                       Borrower


                                    By:
                                       --------------------------------------
                                       Name:
                                       Title:



                                                          Annex IV Irrevocable
                                                    Revolving Credit Agreement

                  NOTICE OF AUTOMATIC REDUCTION OF COMMITMENT

                                                                         [Date]

Ladies and Gentlemen:

            The undersigned, duly authorized signatory of the undersigned subordination agent (the "Borrower"), hereby notifies Kreditanstalt fur Wiederaufbau (the "Liquidity Provider"), with reference to the Irrevocable Revolving Credit Agreement Class A Pass Through Certificates dated as of June 15, 1998, between the Borrower and the Liquidity Provider (the "Liquidity Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined or referenced), that, pursuant to Section 2.04(a) of the Liquidity Agreement, the Commitment has been automatically reduced to $____________.

            IN WITNESS WHEREOF, the Borrower has executed and delivered this Notice of Automatic Reduction of Commitment as of the ___day of _______, ____.


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Subordination Agent, as
                                       Borrower


                                   By:
                                      --------------------------------------
                                      Name:
                                      Title:





                    IRREVOCABLE REVOLVING CREDIT AGREEMENT
                       CLASS B PASS THROUGH CERTIFICATES


                           Dated as of June 15, 1998

                                    between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION

                            as Subordination Agent,
                         as agent and trustee for the
           Federal Express Corporation 1998-1-B Pass Through Trust,

                                  as Borrower


                                      and


                        KREDITANSTALT FUR WIEDERAUFBAU

                             as Liquidity Provider





                                  Relating to
            Federal Express Corporation 1998-1-B Pass Through Trust
         6.845% Federal Express Corporation Pass Through Certificates,
                                 Series 1998-1


                               TABLE OF CONTENTS
                               -----------------


                                                                          Page
                                                                          ----
                                   ARTICLE I

                                  DEFINITIONS

      Section 1.01  Certain Defined Terms....................................1

                                  ARTICLE II

                      AMOUNT AND TERMS OF THE COMMITMENT

      Section 2.01  The Advances.............................................7
      Section 2.02  Making the Advances......................................7
      Section 2.03  Fees.....................................................9
      Section 2.04  Reduction or Termination of the Commitment...............9
      Section 2.05  Repayments of Interest Advances or the Final Advance.....9
      Section 2.06  Repayments of Downgrade Advances........................10
      Section 2.07  Payments to the Liquidity Provider Under the
                    Intercreditor Agreement.................................11
      Section 2.08  Book Entries............................................11
      Section 2.09  Payments from Available Funds Only......................11

                                  ARTICLE III

                          OBLIGATIONS OF THE BORROWER

      Section 3.01  Increased Costs.........................................12
      Section 3.02  Capital Adequacy........................................13
      Section 3.03  Payments Free of Deductions.............................13
      Section 3.04  Payments................................................14
      Section 3.05  Computations............................................14
      Section 3.06  Payment on Non-Business Days............................14
      Section 3.07  Interest................................................15
      Section 3.08  Replacement of Borrower.................................16
      Section 3.09  Funding Loss Indemnification............................16
      Section 3.10  Illegality..............................................16

                                  ARTICLE IV

                             CONDITIONS PRECEDENT

      Section 4.01  Conditions Precedent to Effectiveness of Section 2.01...17
      Section 4.02  Conditions Precedent to Borrowing.......................19

                                   ARTICLE V

                                   COVENANTS

      Section 5.01  Affirmative Covenants of the Borrower...................20
      Section 5.02  Negative Covenants of the Borrower......................20

                                  ARTICLE VI

                                 FINAL ADVANCE

      Section 6.01  Final Advance...........................................21

                                  ARTICLE VII

                                 MISCELLANEOUS

      Section 7.01  Amendments, Etc.........................................21
      Section 7.02  Notices, Etc............................................21
      Section 7.03  No Waiver; Remedies.....................................22
      Section 7.04  Further Assurances......................................22
      Section 7.05  Indemnification; Survival of Certain Provisions.........22
      Section 7.06  Liability of the Liquidity Provider.....................23
      Section 7.07  Costs, Expenses and Taxes...............................23
      Section 7.08  Binding Effect; Participations..........................24
      Section 7.09  Severability............................................25
      Section 7.10  GOVERNING LAW...........................................25
      Section 7.11  Submission to Jurisdiction; Waiver of Jury Trial........25
      Section 7.12  Execution in Counterparts...............................27
      Section 7.13  Entirety................................................27
      Section 7.14  Headings; Section References............................27
      Section 7.15  LIQUIDITY PROVIDER'S OBLIGATION TO MAKE ADVANCES........27

      ANNEX I -   Interest Advance Notice of Borrowing
      ANNEX II -  Downgrade Advance Notice of Borrowing
      ANNEX III - Notice of Replacement Borrower
      ANNEX IV -  Notice of Automatic Reduction of Commitment


                    IRREVOCABLE REVOLVING CREDIT AGREEMENT
                       CLASS B PASS THROUGH CERTIFICATES

       IRREVOCABLE REVOLVING CREDIT AGREEMENT, CLASS B PASS THROUGH CERTIFICATES dated as of June 15, 1998 between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Subordination Agent under the Intercreditor Agreement (each as defined below), as agent and trustee for the Class B Pass Through Trust (as defined below) (the "Borrower"), and KREDITANSTALT FUR WIEDERAUFBAU, a corporation organized under the public law of the Republic of Germany ("KfW" or the "Liquidity Provider").

                             W I T N E S S E T H:

       WHEREAS, pursuant to the Class B Supplement (such term and all other capitalized terms used in these recitals having the meanings set forth or referred to in Section 1.01), the Class B Pass Through Trust is issuing the Class B Pass Through Certificates; and

       WHEREAS, the Borrower, in order to support the timely payment of a portion of the interest on the Class B Pass Through Certificates in accordance with their terms, has requested the Liquidity Provider to enter into this Agreement, providing in part for the Borrower to request in specified circumstances that Advances be made hereunder.

       NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

       Section 1.01 Certain Defined Terms. (a) Definitions. As used in this Agreement and unless otherwise expressly indicated, or unless the context clearly requires otherwise, the following capitalized terms shall have the following respective meanings for all purposes of this Agreement:

            "Advance" means an Interest Advance, a Final Advance, a Downgrade Advance or an Applied Downgrade Advance.

            "Applicable Liquidity Rate" means the rates of interest specified in
      Section 3.07(g) with respect to any Advance or any other amount.

            "Applicable Margin" means, with respect to any Advance, 1.25% (125 basis points) per annum.

            "Applied Downgrade Advance" has the meaning assigned to such term in
      Section 2.06(a).

            "Available Commitment" means, at any time of determination, an amount equal to (i) the Commitment at such time less (ii) subject to the third sentence of Section 2.02(a), the aggregate amount of each Advance outstanding at such time; provided that following a Downgrade Advance or a Final Advance, the Available Commitment shall be zero.

            "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Liquidity Provider from three Federal funds brokers of recognized standing selected by it, plus (b) one-quarter of 1 percent (0.25%).

            "Base Rate Advance" means an Advance that bears interest at a rate based upon the Base Rate.

            "Borrower" has the meaning assigned to such term in the recital of parties to this Agreement.

            "Borrowing" means the making of Advances requested by delivery of a Notice of Borrowing or pursuant to Section 6.01.

            "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in Memphis, Tennessee, New York, New York, Frankfurt, Germany or, so long as any Class B Pass Through Certificates are outstanding, the city and state in which the Pass Through Trustee of the Class B Pass Through Trust maintains its Corporate Trust Office or receives or disburses funds, and, if the applicable Business Day relates to any Advance or other amount bearing interest based on the LIBOR Rate, on which dealings in U.S. dollars are carried on in the London interbank market (a "London Business Day"); provided, however, that if the day in question relates to the effectiveness of the LIBOR Rate, Business Day shall mean a London Business Day on which commercial banks are not required or authorized to close in New York, New York.

            "Calculation Agent" means the Liquidity Provider.

            "Commitment" means, initially, $18,610,051, as the same may be reduced from time to time in accordance with Section 2.04(a).

            "Downgrade Advance" means an Advance made pursuant to Section
      2.02(b).

            "Effective Date" has the meaning specified in Section 4.01. The delivery of the certificate of the Liquidity Provider contemplated by
      Section 4.01(e) shall be conclusive evidence that the Effective Date has occurred.

            "Expenses" means liabilities, obligations, damages, settlements, penalties, claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable fees and disbursements of legal counsel and costs of investigation), provided that Expenses shall not include any Taxes.

            "Expiry Date" means July 30, 2020.

            "Final Advance" means an Advance made pursuant to Sections 2.02(c) and 6.01.

            "Intercreditor Agreement" means the Intercreditor Agreement dated the date hereof, among the Pass Through Trustee, the Liquidity Provider, the liquidity provider under each Liquidity Facility (other than this Agreement) and the Subordination Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

            "Interest Advance" means an Advance made pursuant to Section
            2.02(a).

            "Interest Period" means, with respect to any LIBOR Advance, each of the following periods:

                  (i) the period beginning on the date such LIBOR Advance is made (or is converted from a Base Rate Advance) and ending on the next Regular Distribution Date; and

                  (ii) each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the next Regular Distribution Date;

provided, however, that if (x) the Final Advance shall have been made, or (y) other outstanding Advances shall have been converted into the Final Advance, then the Interest Periods shall be successive periods of one month beginning on the third Business Day following the Liquidity Provider's making of such Final Advance (in the cause of clause (x) above) or the Regular Distribution Date following such conversion (in the case of clause (y) above).

            "Lending Office" means the lending office of the Liquidity Provider, presently located at Frankfurt, Germany, or such other lending office as the Liquidity Provider from time to time shall notify the Borrower as its lending office hereunder.

            "LIBOR Advance" means an Advance bearing interest at a rate based upon the LIBOR Rate.

            "LIBOR Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in New York, New York or London, England.

            "LIBOR Rate" means, with respect to any Interest Period, the interest rate per annum (calculated on the basis of a 360-day year and actual days elapsed) at which deposits in United States dollars are offered to prime banks in the London interbank market as indicated on display page 3750 (British Bankers Association-LIBOR) of the Dow Jones Markets Service (or such other page as may replace such display page 3750 for the purpose of displaying London interbank offered rates for United States dollar deposits) or, if not so indicated, the average (rounded upwards to the nearest 1/100%), as determined by the Calculation Agent, of such rates as indicated on the Reuters Screen LIBO Page (or such other page as may replace such Reuters Screen LIBO Page for the purpose of displaying London interbank offered rates for United States dollar deposits) or, if neither such alternative is indicated, the average (rounded upwards to the nearest 1/100%), as determined by the Calculation Agent, of such rates offered by the London Reference Banks to prime banks in the London interbank market, in each case at or about 11:00 a.m. (London time) on the day two LIBOR Business Days prior to the first day of such Interest Period for deposits of a duration equal to such Interest Period (or such other period most nearly corresponding to such period) in an amount substantially equal to the principal amount of the applicable LIBOR Advance as of the first day of such Interest Period. The Calculation Agent will, if necessary, request that each of the London Reference Banks provide a quotation of its rate. If at least two such quotations are provided, the rate will be the average of the quotations (rounded upwards to the nearest 1/100%). If no such quotation can be obtained, the rate will be LIBOR for the immediately preceding Interest Period.

            "Liquidity Event of Default" means the occurrence of the following: all of the Equipment Trust Certificates shall have been either declared to be immediately due and payable or shall not have been paid at their final maturity. Notwithstanding the foregoing, a Liquidity Event of Default shall not occur upon an automatic acceleration of the Equipment Trust Certificates as a result of a Federal Express Corporation Bankruptcy Event.

            "Liquidity Indemnitee" means (i) the Liquidity Provider, (ii) each affiliate of the Liquidity Provider, (iii) the respective directors, officers, employees, agents and servants of the Liquidity Provider and its affiliates, and (iv) the successors and permitted assigns of the persons described in clauses (i) through (iii), inclusive.

            "Liquidity Provider" has the meaning assigned to such term in the recital of parties to this Agreement.

            "London Reference Banks" means the principal London offices of National Westminster Bank Plc, Barclays Bank Plc and Bayrische Landesbank Girozentrale, or such other bank or banks as may from time to time be agreed to by Federal Express Corporation and the Calculation Agent.

            "Non-Excluded Tax" has the meaning specified in Section 3.03.

            "Notice of Borrowing" has the meaning specified in Section 2.02(d).

            "Notice of Replacement Borrower" has the meaning specified in
      Section 3.08.

            "Participant" has the meaning assigned to such term in Section 7.08(b).

            "Performing Note Deficiency" means any time that less than 65% of the then aggregate outstanding principal amount of all Equipment Trust Certificates are Performing Equipment Trust Certificates.

            "Prospectus" means the basic prospectus included in the registration statement on Form S-3 (File No. 333-49411) filed by Federal Express Corporation relating to certain pass through certificates, as supplemented by the prospectus supplement dated June 30, 1998 reflecting the terms of the Pass Through Certificates, as such Prospectus may be amended or supplemented.

            "Related Indemnitee" means, with respect to any Liquidity Indemnitee, its director, officer, employee, agent, affiliate or employer.

            "Replenishment Amount" has the meaning assigned to such term in
      Section 2.06(b).

            "Required Amount" means, for any day, the sum of the aggregate amount of interest, calculated at the rate per annum equal to the Stated Interest Rate for the Class B Pass Through Certificates, that would be payable on the Class B Pass Through Certificates on each of the three successive semiannual Regular Distribution Dates immediately following such day or, if such day is a Regular Distribution Date, on such day and the succeeding two semiannual Regular Distribution Dates, in each case calculated on the basis of the Pool Balance of the Class B Pass Through Certificates on such day and without regard to expected future payments of principal on the Class B Pass Through Certificates.

            "Termination Date" means the earliest to occur of the following:
      (i) the Expiry Date; (ii) the date on which the Borrower delivers to the Liquidity Provider a certificate, signed by a Responsible Officer of the Borrower, certifying that all of the Class B Pass Through Certificates have been paid in full (or provision has been made for such payment in accordance with the Intercreditor Agreement and the Pass Through Agreements) or are otherwise no longer entitled to the benefits of this Agreement; (iii) the date on which the Borrower delivers to the Liquidity Provider a certificate, signed by a Responsible Officer of the Borrower, certifying that a Replacement Liquidity Facility has been substituted for this Agreement in full pursuant to Section 3.6(e) of the Intercreditor Agreement; (iv) the date on which the Liquidity Provider makes the Final Advance; and (v) the date on which no Advance is or may (including by reason of reinstatement as herein provided) become available for a Borrowing hereunder.

            "Unpaid Advance" has the meaning assigned to such term in Section 2.05.

       (b) Terms Defined in the Intercreditor Agreement. For all purposes of this Agreement, the following terms shall have the respective meanings assigned to such terms in the Intercreditor Agreement:

            "Class A Pass Through Certificates", "Class B Cash Account", "Class B Pass Through Certificateholders", "Class B Pass Through Certificates", "Class B Pass Through Trust", "Class B Supplement", "Class C Pass Through Certificates", "Closing Date", "Controlling Party", "Corporate Trust Office", "Distribution Date", "Equipment Trust Certificates", "Federal Express Corporation", "Federal Express Corporation Bankruptcy Event", "Indenture", "Investment Earnings", "Liquidity Facility", "Moody's", "Operative Agreements", "Participation Agreements", "Pass Through Agreement", "Pass Through Certificate", "Pass Through Trustee", "Performing Equipment Trust Certificates", "Person", "Pool Balance", "Rating Agency", "Regular Distribution Dates", "Replacement Liquidity Facility", "Responsible Officer", "Scheduled Payment", "Special Payment", "Standard & Poor's", "Stated Interest Rate", "Subordination Agent", "Taxes", "Threshold Rating", "Triggering Event", "Underwriters", "Underwriting Agreement" and "Written Notice".


                                  ARTICLE II

                      AMOUNT AND TERMS OF THE COMMITMENT

       Section 2.01 The Advances. The Liquidity Provider hereby irrevocably agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time on any Business Day during the period from the Effective Date until 12:00 Noon (New York City time) on the Expiry Date (unless the obligations of the Liquidity Provider shall be earlier terminated in accordance with the terms of Section 2.04(b)) in an aggregate amount at any time outstanding not to exceed the Commitment.

       Section 2.02 Making the Advances. (a) Interest Advances shall be made in one or more Borrowings by delivery to the Liquidity Provider of one or more written and completed Notices of Borrowing in substantially the form of Annex I attached hereto, signed by a Responsible Officer of the Borrower, in an amount not exceeding the Available Commitment at such time and shall be used solely for the payment when due of interest on the Class B Pass Through Certificates at the Stated Interest Rate therefor in accordance with Section 3.6(a) of the Intercreditor Agreement. Each Interest Advance made hereunder shall automatically reduce the Available Commitment and the amount available to be borrowed hereunder by subsequent Advances by the amount of such Interest Advance (subject to reinstatement as provided in the next sentence). Upon repayment to the Liquidity Provider in full of the amount of any Interest Advance made pursuant to this Section 2.02(a), together with accrued interest thereon (as provided herein), the Available Commitment shall be reinstated by the amount of such repaid Interest Advance; provided, however, that the Available Commitment shall not be so reinstated at any time if (i) both (x) a Triggering Event shall have occurred and be continuing and (y) a Performing Note Deficiency exists or (ii) a Liquidity Event of Default shall have occurred and be continuing.

       (b) A Downgrade Advance shall be made in a single Borrowing upon a downgrading of the rating of the Liquidity Provider resulting in the Liquidity Provider's ratings not meeting the Threshold Rating (as provided for in Section 3.6(c) of the Intercreditor Agreement), unless a Replacement Liquidity Facility shall have been delivered to the Borrower in accordance with said
Section 3.6(c), by delivery to the Liquidity Provider of a written and completed Notice of Borrowing in substantially the form of Annex II attached hereto, signed by a Responsible Officer of the Borrower, in an amount equal to the Available Commitment at such time, and shall be used to fund the Class B Cash Account in accordance with said Section 3.6(c).

       (c) A Final Advance shall be made by the Liquidity Provider without the necessity for a Notice of Borrowing at the option of the Liquidity Provider on the occurrence of an event described in Section 6.01(a) or 6.01(b) in an amount equal to the Available Commitment at such time, and shall be used to fund the Class B Cash Account.

       (d) Each Borrowing (other than the making of a Final Advance) shall be made on notice in writing (a "Notice of Borrowing") in substantially the form required by Section 2.02(a) or 2.02(b), as the case may be, given not later than 12:00 Noon (New York City time) on the second Business Day prior to the day of the proposed Borrowing by the Borrower to the Liquidity Provider. Upon satisfaction of the conditions precedent set forth in Section 4.02 with respect to a requested Borrowing, the Liquidity Provider shall, before 12:00 Noon (New York City time) on the date of such Borrowing or on such later Business Day specified by the Borrower in such Notice of Borrowing, make available to the Borrower, in U.S. dollars and in immediately available funds, the amount of such Borrowing to be paid to the Borrower in accordance with its payment instructions. If a Notice of Borrowing is delivered by the Borrower in respect of any Borrowing after 12:00 Noon (New York City time) on a Business Day, the Liquidity Provider shall, before 12:00 Noon (New York City time) on the third Business Day next following the day of receipt of such Notice of Borrowing or on such later Business Day specified by the Borrower in such Notice of Borrowing, make available to the Borrower, in U.S. dollars and in immediately available funds, the amount of such Borrowing to be paid to the Borrower in accordance with its payment instructions. Payments of proceeds of a Borrowing shall be made by wire transfer of immediately available funds to the Borrower in accordance with such wire transfer instructions as the Borrower shall furnish from time to time to the Liquidity Provider for such purpose. Each Notice of Borrowing shall be irrevocable and binding on the Borrower.

       (e) Upon the making of any Advance requested pursuant to a Notice of Borrowing, in accordance with the Borrower's payment instructions, the Liquidity Provider shall be fully discharged of its obligation hereunder with respect to such Notice of Borrowing, and the Liquidity Provider shall not thereafter be obligated to make any further Advances hereunder in respect of such Notice of Borrowing to the Borrower or to any other person (including the holder of any Class B Pass Through Certificates or the Pass Through Trustee of the Class B Pass Through Trust) who makes to the Pass Through Trustee of the Class B Pass Through Trust or the Borrower a demand for payment with respect to any Class B Pass Through Certificates. By paying to the Borrower proceeds of Advances requested by the Borrower in accordance with the provisions of this Agreement, the Liquidity Provider makes no representation as to, and assumes no responsibility for, the correctness or sufficiency for any purpose of the amount of the Advances so made and requested.

       Section 2.03 Fees. (a) The Borrower agrees to pay to the Liquidity Provider a fee equal to 0.25% of the Commitment (as in effect on the Effective
Date).  Such fee shall be payable on the Effective Date.

       (b) The Borrower shall pay, or shall cause to be paid, to the Liquidity Provider, a fee equal to 0.25% per annum on the average Available Commitment from the Effective Date to the earlier of the date on which a Downgrade Advance is made and the date on which the Commitment terminates. Such fee shall be payable in arrears on each Regular Distribution Date. Nothing contained in this Section 2.03(b) shall require the Borrower to pay any amount under this Section 2.03(b) other than to the extent the Borrower shall have funds available therefor.

       Section 2.04 Reduction or Termination of the Commitment. (a) Automatic Reductions. Promptly following each date on which the Required Amount is reduced as a result of a reduction in the Pool Balance of the Class B Pass Through Certificates or otherwise, the Commitment shall automatically be reduced to an amount equal to such reduced Required Amount (as calculated by the Borrower). The Borrower shall give notice of any such automatic reduction of the Commitment (substantially in the form of Annex IV hereto) to the Liquidity Provider (with a copy to Federal Express Corporation) within two Business Days thereof. The failure by the Borrower to furnish any such notice shall not affect such automatic reduction of the Commitment.

       (b) Termination. Upon the making of any Downgrade Advance or Final Advance hereunder or the occurrence of the Termination Date, the obligation of the Liquidity Provider to make further Advances hereunder shall automatically and irrevocably terminate, and the Borrower shall not be entitled to request any further Borrowing hereunder.

       Section 2.05 Repayments of Interest Advances or the Final Advance. Subject to Sections 2.07 and 2.09, the Borrower hereby agrees to pay, or to cause to be paid, to the Liquidity Provider on each date on which the Liquidity Provider shall make an Interest Advance or the Final Advance, an amount equal to (a) the amount of such Interest Advance or the Final Advance (any such Interest Advance or the Final Advance, until repaid, is referred to herein as an "Unpaid Advance"), plus (b) interest on the amount of each such Unpaid Advance as provided in Section 3.07. Subject to Sections 2.06, 2.07 and 2.09, unless otherwise waived by the Liquidity Provider, the Borrower shall be obligated, without notice of an Advance or demand for repayment from the Liquidity Provider (which notice and demand are hereby waived by the Borrower), to repay the Liquidity Provider for all Interest Advances and Final Advances on the same day as made and all Applied Downgrade Advances on the same day they become Applied Downgrade Advances in accordance with Section
2.06 hereof. The Borrower and the Liquidity Provider agree that the repayment in full of each Interest Advance and the Final Advance on the date such Interest Advance or the Final Advance is made and each Applied Downgrade Advance on the date it becomes an Applied Downgrade Advance is intended to be a contemporaneous exchange for new value given to the Borrower by the Liquidity Provider.

       Section 2.06 Repayments of Downgrade Advances. (a) Amounts advanced hereunder in respect of a Downgrade Advance shall be deposited in the Class B Cash Account, and invested and withdrawn from the Class B Cash Account, as set forth in Sections 3.6(c), (e) and (f) of the Intercreditor Agreement. The Borrower agrees to pay to the Liquidity Provider, on each Regular Distribution Date, commencing on the first Regular Distribution Date after the making of a Downgrade Advance, interest on the principal amount of any such Downgrade Advance as provided in Section 3.07; provided, however, that (i) any distribution to the Liquidity Provider of Investment Earnings pursuant to
Section 3.6(f) of the Intercreditor Agreement shall constitute a payment of interest on such Downgrade Advance in the amount of such Investment Earnings (not to exceed the amount specified in Section 3.07) and (ii) amounts in respect of a Downgrade Advance withdrawn from the Class B Cash Account for the purpose of paying interest on the Class B Pass Through Certificates in accordance with Section 3.6(f) of the Intercreditor Agreement (the amount of any such withdrawal being an "Applied Downgrade Advance") shall be treated as an Interest Advance under this Agreement for purposes of determining the Applicable Liquidity Rate for interest payable thereon. Immediately upon the withdrawal of any amounts from the Class B Cash Account on account of a reduction in the Required Amount, the Borrower shall repay the Downgrade Advances in a principal amount equal to the amount of such reduction, plus interest on the principal amount repaid as provided in Section 3.07.

       (b) At any time when an Applied Downgrade Advance (or any portion thereof) is outstanding, upon the deposit in the Class B Cash Account of any amount pursuant to clause "third" of Section 2.4(b), clause "third" of Section
3.2 or clause "fourth" of Section 3.3 of the Intercreditor Agreement (any such amount being a "Replenishment Amount") for the purpose of replenishing the balance thereof up to the Required Amount at such time, (i) the aggregate outstanding principal amount of all Applied Downgrade Advances shall be automatically reduced by the amount of such Replenishment Amount and (ii) the principal amount of the outstanding Downgrade Advance shall be automatically increased by the amount of such Replenishment Amount.

       (c) Upon the provision of a Replacement Liquidity Facility in replacement of this Agreement in accordance with Section 3.6(e) of the Intercreditor Agreement, and prior to the effectiveness of any Replacement Liquidity Facility, the Borrower agrees that all amounts owing to the Liquidity Provider shall be repaid in full, whether from advances made by the Replacement Liquidity Provider, from amounts remaining on deposit in the Class B Cash Account after giving effect to any application of funds therefrom to any payment of interest on the Class B Pass Through Certificates on the date of such replacement, or otherwise.

       Section 2.07 Payments to the Liquidity Provider Under the Intercreditor Agreement. In order to provide for payment or repayment to the Liquidity Provider of any amounts hereunder, the Intercreditor Agreement provides that amounts available and referred to in Articles II and III of the Intercreditor Agreement, to the extent payable to the Liquidity Provider pursuant to the terms of the Intercreditor Agreement (including, without limitation, Section 3.6(f) of the Intercreditor Agreement), shall be paid to the Liquidity
Provider in accordance with the terms thereof. Amounts so paid to the Liquidity Provider shall be applied by the Liquidity Provider in the order of priority required by the applicable provisions of Articles II and III of the Intercreditor Agreement.

       Section 2.08 Book Entries. The Liquidity Provider shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower resulting from Advances made from time to time and the amounts of principal and interest payable hereunder and paid from time to time in respect thereof; provided, however, that the failure by the Liquidity Provider to maintain such account or accounts shall not affect the obligations of the Borrower in respect of Advances.

       Section 2.09 Payments from Available Funds Only. All payments to be made by the Borrower under this Agreement shall be made only from amounts received by it that constitute Scheduled Payments or Special Payments or amounts payable to it under Article 8, 9 or 10 of any Participation Agreement and only to the extent that the Borrower shall have sufficient income or proceeds therefrom to enable the Borrower to make payments in accordance with the terms hereof after giving effect to the priority of payments provisions set forth in the Intercreditor Agreement. The Liquidity Provider agrees that it will look solely to such amounts to the extent available for distribution to it as provided in the Intercreditor Agreement and this Agreement and that the Borrower, in its individual capacity, is not personally liable to it for any amounts payable or liability under this Agreement except as expressly provided in this Agreement, the Intercreditor Agreement or any Participation Agreement. Amounts on deposit in the Class B Cash Account shall be available to make payments only to the extent and for the purposes expressly contemplated in
Section 3.6(f) of the Intercreditor Agreement.


                                  ARTICLE III

                          OBLIGATIONS OF THE BORROWER

       Section 3.01 Increased Costs. If the Liquidity Provider shall determine that (a) any change after the date hereof in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof or in the compliance by the Liquidity Provider (or its head office) with any applicable direction, request or requirement (whether or not having the force of law) of any central bank or competent governmental or other authority shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans made by, the Liquidity Provider, or (ii) impose on the Liquidity
Provider any other condition regarding this Agreement or any Advance, or (iii) change the basis of taxation of any amounts payable to the Liquidity Provider (other than Taxes imposed on the overall net or gross income of the Liquidity Provider) and (b) the result of any event referred to in the preceding clause
(i), (ii) or (iii) shall be to increase the cost to the Liquidity Provider of issuing or maintaining its commitment or funding or maintaining Advances (which increase in cost shall be determined by the Liquidity Provider's reasonable allocations of the aggregate of such cost increases resulting from such event), or to reduce the amount of any sum received or receivable by the Liquidity Provider under this Agreement with respect thereto, then, upon demand by the Liquidity Provider (such demand to be made not later than 60 days after a Responsible Officer of the Liquidity Provider obtains actual knowledge of any event referred to in clause (i), (ii) or (iii) above), the Borrower shall pay, or cause to be paid, to the Liquidity Provider, from time to time as specified by the Liquidity Provider, additional amounts which shall be sufficient to compensate the Liquidity Provider for such increased cost or reduction; provided that if such demand for payment is made after such 60-day period, the Borrower shall be obligated to pay such additional amounts only with respect to such increased cost or reduction actually incurred or effected on or after the 60th day prior to the date of such demand. A certificate as to such increased cost or reduction (which shall set forth the basis for such increased cost or reduction) incurred by the Liquidity Provider as a result of any event mentioned in clause (i), (ii) and (iii) above, prepared in reasonable detail and submitted by the Liquidity Provider to the Borrower, shall be conclusive, absent manifest error, as to the amount thereof.

       The Liquidity Provider agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if making such change would avoid the need for, or reduce the amount of, any amount payable under this Section 3.01 that may thereafter accrue and would not, in the reasonable judgment of the Liquidity Provider, be otherwise disadvantageous in any material respect to the Liquidity Provider.

       Section 3.02 Capital Adequacy. If the Liquidity Provider shall determine that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Liquidity Provider (or its head office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, in each case after the date hereof, has the effect of reducing the rate of return on the Liquidity Provider's capital as a consequence of issuing or maintaining its commitment hereunder or its funding or maintaining Advances to a level below that which the Liquidity Provider could have achieved but for such adoption, change or compliance (taking into consideration the Liquidity Provider's policies with respect to capital adequacy) by an amount deemed by the Liquidity Provider to be material, then, upon demand by the Liquidity Provider, the Borrower shall pay to the Liquidity Provider, from time to time as specified by the Liquidity Provider, additional amounts which shall be sufficient to compensate the Liquidity Provider for such reduction in respect of issuing or maintaining its commitment hereunder or its funding or maintaining Advances. A certificate as to such additional amount describing the event which has the effect of reducing the rate of return on the Liquidity Provider's capital, prepared in reasonable detail and submitted by the Liquidity Provider to the Borrower, shall be conclusive, absent manifest error, as to the amount thereof.

       The Liquidity Provider agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if making such change would avoid the need for, or reduce the amount of, any amount payable under this Section 3.02 that may thereafter accrue and would not, in the reasonable judgment of the Liquidity Provider, be otherwise disadvantageous in any material respect to the Liquidity Provider.

       Section 3.03 Payments Free of Deductions. All payments made by the Borrower under this Agreement shall be made free and clear of, and without reduction for or on account of, any present or future stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed, excluding any Taxes imposed on the overall net income of the Liquidity Provider and excluding United States federal income tax withholding to the extent such withholding is, or would be, actually imposed upon payments to the Liquidity Provider as of the date of this Agreement (such non-excluded taxes being referred to herein, collectively, as "Non-Excluded Taxes" and, individually, as a "Non-
Excluded Tax"). If any Non-Excluded Taxes are required to be withheld from any amounts payable to the Liquidity Provider under this Agreement, the amounts so payable to the Liquidity Provider shall be increased to the extent necessary to yield to the Liquidity Provider (after payment of all Non-Excluded Taxes and taxes imposed on the receipt of such increase) interest or any other such amounts payable under this Agreement at the rates or in the amounts specified in this Agreement. Whenever any Non-Excluded Tax is payable by the Borrower, promptly thereafter the Borrower shall send the Liquidity Provider certified copies of tax receipts evidencing such payment by the Borrower. The Liquidity Provider agrees to provide to the Borrower on or prior to the Effective Date, and from time to time thereafter after the occurrence of any event requiring a change in the most recent form previously delivered by it (and prior to the immediately following due date of any payment by the Borrower hereunder), to the extent that the Liquidity Provider is legally entitled to do so, two original Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that the Liquidity Provider is completely exempt from United States withholding tax on payments pursuant to this Agreement.

       The Liquidity Provider agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if making such change would avoid the need for, or reduce the amount of, any amount payable under this Section 3.03 that may thereafter accrue and would not, in the reasonable judgment of the Liquidity Provider, be otherwise disadvantageous in any material respect to the Liquidity Provider.

       Section 3.04 Payments. The Borrower shall make or cause to be made each payment to the Liquidity Provider under this Agreement so as to cause the same to be received by the Liquidity Provider not later than 1:00 P.M. (New York City time) on the day when due. The Borrower shall make all such payments in lawful money of the United States of America, to the Liquidity Provider in immediately available funds, by wire transfer to the office of Citibank, N.A., New York City, for credit to KfW, Account No.109-260-93.

       Section 3.05 Computations. All computations of interest based on the Base Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and all computations of (x) interest based on the LIBOR Rate and (y) fees payable to the Liquidity Provider shall be made on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

       Section 3.06 Payment on Non-Business Days. Whenever any payment to be made hereunder (other than a payment on LIBOR Advances) becomes due and payable on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Advance becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

       Section 3.07 Interest. (a) The Borrower shall pay, or shall cause to be paid, interest on (i) the unpaid principal amount of each Advance from and including the date of such Advance (or, in the case of an Applied Downgrade Advance, from and including the date on which the amount thereof was withdrawn from the Class B Cash Account to pay interest on the Class B Pass Through Certificates) to but excluding the date such principal amount shall be paid in full and (ii) any other amount due hereunder (whether fees, commissions, expenses or other amounts or, to the extent permitted by law, installments of interest on Advances or any such other amount) which is not paid when due (whether at stated maturity, by acceleration or otherwise) from and including the due date thereof to but excluding the date such amount is paid in full, in each such case, at a fluctuating interest rate per annum for each day equal to the Applicable Liquidity Rate (as defined below) for such Advance set forth below or such other amount as in effect for such day, but in no event at a rate per annum greater than the maximum rate permitted by applicable law; provided, however, that, if at any time the otherwise applicable interest rate as set forth in this Section 3.07 shall exceed the maximum rate permitted by applicable law, then any subsequent reduction in such interest rate will not reduce the rate of interest payable pursuant to this Section 3.07 below the maximum rate permitted by applicable law until the total amount of interest accrued equals the amount of interest that would have accrued if such otherwise applicable interest rate as set forth in this Section 3.07 had at all times been in effect. Nothing contained in this Section 3.07 shall require the Borrower to pay any amount under this Section 3.07 other than to the extent the Borrower shall have funds available therefor.

       (b) Except as provided in Section 3.07(e), each Advance will be either a Base Rate Advance or a LIBOR Advance as provided in this Section. Each such Advance will be a Base Rate Advance for the period from the date of its borrowing to (but excluding) the third Business Day following the Liquidity Provider's receipt of the Notice of Borrowing for such Advance. Thereafter, such Advance shall be a LIBOR Advance.

       (c) Each LIBOR Advance shall bear interest during each Interest Period at a per annum rate equal to the LIBOR Rate for such Interest Period plus the Applicable Margin for such LIBOR Advance, payable in arrears on the last day of such Interest Period and, in the event of the payment of principal of such LIBOR Advance on a day other than such last day, on the date of such payment (to the extent of interest accrued on the amount of principal repaid).

       (d) Each Base Rate Advance shall bear interest at a per annum rate equal to the Base Rate plus the Applicable Margin for such Base Rate Advance, payable in arrears on each Regular Distribution Date and, in the event of the payment of principal of such Base Rate Advance on a day other than a Regular Distribution Date, on the date of such payment (to the extent of interest accrued on the amount of principal repaid).

       (e) Each Downgrade Advance (other than an Applied Downgrade Advance) shall bear interest during the period from and including the date of the making of such Downgrade Advance through but excluding the Expiry Date (or, if earlier, the date of repayment thereof or of conversion thereof into a Final Advance), in an amount equal to the sum of (i) Investment Earnings on amounts on deposit in the Class B Cash Account for such period plus (ii) 0.25% per annum on the amount of such Downgrade Advance, payable in arrears on each Regular Distribution Date and on the date of repayment thereof or conversion thereof into a Final Advance.

       (f) Each amount not paid when due hereunder (whether fees, commissions, expenses or other amounts or, to the extent permitted by applicable law, installments of interest on Advances) shall bear interest at the Base Rate plus 1.00% per annum.

       (g) Each change in the Base Rate shall become effective immediately. The rates of interest specified in this Section 3.07 with respect to any Advance or other amount shall be referred to as the "Applicable Liquidity Rate."

       Section 3.08 Replacement of Borrower. Subject to Section 5.02(b), from time to time, upon the effective date and time specified in a written and completed Notice of Replacement Borrower in substantially the form of Annex III attached hereto (a "Notice of Replacement Borrower") delivered to the Liquidity Provider by the then Borrower, the successor Borrower designated therein shall be substituted for as the Borrower for all purposes hereunder.

       Section 3.09 Funding Loss Indemnification. The Borrower shall pay to the Liquidity Provider, upon the request of the Liquidity Provider, such amount or amounts as shall be sufficient (in the reasonable opinion of the Liquidity Provider) to compensate it for any loss, cost, or expense incurred as a result of:

            (a) Any payment or prepayment of a LIBOR Advance on a date other than the last day of the Interest Period for such Advance;

            (b) Any failure by the Borrower to borrow or convert, as the case may be, a LIBOR Advance on the date for borrowing or conversion, as the case may be, specified in the relevant notice under Section 2.02 or 3.07; or

            (c) Any conversion of a LIBOR Advance to a Base Rate Advance other than on the last day of the Interest Period for such Advance.

       Section 3.10 Illegality. Notwithstanding any other provision in this Agreement, if any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Liquidity Provider (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Liquidity Provider (or its Lending Office) to maintain or fund its LIBOR Advances, then upon notice to the Borrower by the Liquidity Provider, the outstanding principal amount of the LIBOR Advances shall be converted to Base Rate Advances (a) immediately upon demand of the Liquidity Provider, if such change or compliance with such request, in the judgment of the Liquidity Provider, requires immediate repayment; or (b) at the expiration of the last Interest Period to expire before the effective date of any such change or request. In the event any change of the nature described in the preceding sentence shall make it unlawful or impossible for the Liquidity Provider (or its Lending Office) to maintain or fund its Base Rate Advances, the Liquidity Provider shall have the right to cause a Replacement Liquidity Facility to be substituted for this Agreement, subject to (i) the satisfaction of the conditions precedent to the effectiveness of, and the other provisions regarding, a Replacement Liquidity Facility set forth in Section 3.6(e) of the Intercreditor Agreement and (ii) such Replacement Liquidity Facility and Replacement Liquidity Provider being reasonably acceptable to Federal Express Corporation.


                                  ARTICLE IV

                             CONDITIONS PRECEDENT

       Section 4.01  Conditions Precedent to Effectiveness of Section 2.01.
Section 2.01 of this Agreement shall become effective on and as of the first date (the "Effective Date") on which the following conditions precedent have been satisfied or waived:

            (a) The Liquidity Provider shall have received on or before the Closing Date each of the following, each dated such date (except for those documents delivered pursuant to paragraphs (v) and (vii) of this Section 4.01(a)), and each in form and substance satisfactory to the Liquidity
      Provider:

                  (i) This Agreement duly executed on behalf of the Borrower;

                  (ii) The Intercreditor Agreement duly executed on behalf of each of the parties thereto;

                  (iii) Counterparts (or certified copies thereof) of each of the Operative Agreements (other than this Agreement and the Intercreditor Agreement) which, when taken together, bear the signatures of all of the respective parties thereto and which are in full force and effect in accordance with their respective terms;

                  (iv) A copy of the Prospectus and specimen copies of the Class
            B Pass Through Certificates;

                  (v) Evidence that, on the Effective Date, the Class A Pass
            Through Certificates, the Class B Pass Through Certificates and the Class C Pass Through Certificates will receive long-term credit ratings from Moody's of not lower than Aa2, A1 and Baa1, respectively, and from Standard & Poor's of not lower than AAA, AA and BBB+, respectively;

                  (vi) An executed or certified copy of each document,
            instrument, certificate and opinion delivered pursuant to the Class B Supplement, the Intercreditor Agreement, the Participation Agreements and the other Operative Agreements (together with, in the case of each such opinion (unless such opinion is addressed to the Liquidity Provider), other than the opinion of counsel for the Underwriters, a letter from the counsel rendering such opinion to the effect that the Liquidity Provider is entitled to rely on such opinion as if it were addressed to the Liquidity Provider);

                  (vii) Evidence that there shall have been made and shall be in full force and effect, all filings, recordings and/or registrations, and there shall have been given or taken any notice or other similar action as may be reasonably necessary or, to the extent reasonably requested by the Liquidity Provider, reasonably advisable, in order to establish, perfect, protect and preserve the right, title and interest, remedies, powers, privileges, liens and security interests of, or for the benefit of, the Pass Through Trustee and the Liquidity Provider created by the Operative Agreements;

                  (viii) Copies of the appraisals attached as exhibits to the
            Prospectus; and

                  (ix) A letter from Federal Express Corporation agreeing to provide to the Liquidity Provider the periodic financial reports referred to in Section 4.03 of the Pass Through Agreements; and

                  (x) Such other documents, instruments, opinions and approvals
            (and, if requested by the Liquidity Provider, certified duplicates or executed copies thereof) as the Liquidity Provider shall have reasonably requested.

            (b) The following statements shall be true and shall be deemed to have been represented by each party (other than clause (ii) below, which shall be deemed to have been represented only by Federal Express Corporation) on and as of the Effective Date:

                  (i) The representations and warranties of such Person
            contained in each Participation Agreement are true and correct on and as of the Effective Date as though made on and as of the Effective Date; and

                  (ii) No event has occurred and is continuing, or would result from the entering into of this Agreement or the making of any Advance, which constitutes a Liquidity Event of Default.

            (c) The Liquidity Provider shall have received payment in full of all fees and other sums required to be paid to or for the account of the Liquidity Provider on or prior to the Effective Date.

            (d) All conditions precedent to the issuance of the Pass Through Certificates under the Pass Through Agreements shall have been satisfied, all conditions precedent to the effectiveness of the other Liquidity Facilities shall have been satisfied, and all conditions precedent to the purchase of the Pass Through Certificates by the Underwriters under the Underwriting Agreement shall have been satisfied (except for any of such conditions precedent under the Underwriting Agreement that shall have been waived by the Underwriters).

            (e) The Borrower shall have received a certificate, dated the date hereof, signed by a duly authorized representative of the Liquidity Provider, certifying that all conditions precedent to the effectiveness of
      Section 2.01 have been satisfied or waived (other than this Section 4.01(e)).

       Section 4.02 Conditions Precedent to Borrowing. The obligation of the Liquidity Provider to make an Advance on the occasion of each Borrowing shall be subject to the conditions precedent that the Effective Date shall have occurred and, except in the case of a Final Advance, prior to the date of such Borrowing, the Borrower shall have delivered a Notice of Borrowing which conforms to the terms and conditions of this Agreement and has been completed as may be required by the relevant form of the Notice of Borrowing for the type of Advance requested.


                                   ARTICLE V

                                   COVENANTS

       Section 5.01 Affirmative Covenants of the Borrower. So long as any Advance shall remain unpaid or the Liquidity Provider shall have any Commitment hereunder or the Borrower shall have any obligation to pay any amount to the Liquidity Provider hereunder, the Borrower will, unless the Liquidity Provider shall otherwise consent in writing:

            (a) Performance of This and Other Agreements. Punctually pay or cause to be paid all amounts payable by it under this Agreement and the other Operative Agreements and observe and perform in all material respects the conditions, covenants and requirements applicable to it contained in this Agreement and the other Operative Agreements.

            (b) Reporting Requirements. Furnish to the Liquidity Provider with reasonable promptness, such other information and data with respect to the transactions contemplated by the Operative Agreements as from time to time may be reasonably requested by the Liquidity Provider; and permit the Liquidity Provider, upon reasonable notice, to inspect the Borrower's books and records with respect to such transactions and to meet with officers and employees of the Borrower to discuss such transactions.

            (c) Certain Operative Agreements. Furnish to the Liquidity Provider with reasonable promptness any Operative Agreement (but not including the Tax Indemnity Agreement as defined in the Participation Agreement) entered into after the date hereof.

       Section 5.02 Negative Covenants of the Borrower. So long as any Advance shall remain unpaid or the Liquidity Provider shall have any Commitment hereunder or the Borrower shall have any obligation to pay any amount to the Liquidity Provider hereunder, the Borrower will not, without the written consent of the Liquidity Provider (such consent not to be unreasonably withheld):

             (a) Amendments. Modify, amend or supplement, or give any consent to any modification, amendment or supplement or make any waiver with respect to, any provision of the Pass Through Agreements, except for any supplemental agreement to the Pass Through Agreements provided for in
      Section 11.01 thereof.

             (b) Borrower. Appoint or permit or suffer to be appointed any successor Borrower.


                                  ARTICLE VI

                                 FINAL ADVANCE

       Section 6.01 Final Advance. If (a) both (i) a Triggering Event shall have occurred and be continuing and (ii) a Performing Note Deficiency exists or (b) a Liquidity Event of Default shall have occurred and be continuing, the Liquidity Provider may, in its discretion, make a Final Advance whereupon (i) the Liquidity Provider shall have no further obligation to make Advances hereunder, (ii) all other outstanding Advances shall be automatically converted into Final Advances for purposes of determining the Applicable Liquidity Rate for interest payable thereon, and (iii) subject to Sections
2.07 and 2.09, all Advances, any accrued interest thereon and any other amounts outstanding hereunder shall become immediately due and payable to the Liquidity Provider.


                                  ARTICLE VII

                                 MISCELLANEOUS

       Section 7.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Liquidity Provider, and, in the case of an amendment, the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

       Section 7.02 Notices, Etc. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telecopier and mailed or delivered or sent by telecopier):

            Borrower:   First Security Bank, National Association
                        79 South Main Street
                        Salt Lake City, UT 84111
                        Attention:  Corporate Trust Services
                        Telephone: (801) 246-5630
                        Telecopy: (801) 246-5053


            Liquidity
              Provider: Kreditanstalt fur Wiederaufbau
                        Palmengartenstrasse 5-9
                        D-60325 Frankfurt am Main
                        Germany
                        Attention: Head of Aircraft
                                   Finance Department K111 b 3
            Telephone:  011-49-69-7431-0
            Telecopy:   011-49-69-7431-2944


or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the others. All such notices and communications shall be effective (i) if given by telecopier, when transmitted to the telecopier number specified above, (ii) if given by mail, when deposited in the mails addressed as specified above, and (iii) if given by other means, when delivered at the address specified above, except that written notices to the Liquidity Provider pursuant to the provisions of Articles II and III hereof shall not be effective until received by the Liquidity Provider. A copy of all notices delivered hereunder to either party shall in addition be delivered to each of the parties to the Participation Agreements at their respective addresses set forth therein.

       Section 7.03 No Waiver; Remedies. No failure on the part of the Liquidity Provider to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

       Section 7.04 Further Assurances. The Borrower agrees to do, upon request, such further acts and things and to execute and deliver to the Liquidity Provider such additional assignments, agreements, powers and instruments as the Liquidity Provider may reasonably require or deem advisable to carry into effect the purposes of this Agreement and the other Operative Agreements or to better assure and confirm unto the Liquidity Provider its rights, powers and remedies hereunder and under the other Operative Agreements.

       Section 7.05 Indemnification; Survival of Certain Provisions. The Liquidity Provider shall be indemnified hereunder to the extent and in the manner described in Articles 8 and 9 of the Participation Agreements. In addition, the Borrower agrees to indemnify, protect, defend and hold harmless the Liquidity Provider from, against and in respect of, and shall pay on demand, all Expenses of any kind or nature whatsoever, whether arising before, on or after the date hereof, that may be imposed, incurred by or asserted against any Liquidity Indemnitee, in any way relating to, resulting from, or arising out of or in connection with, this Agreement, the Intercreditor Agreement or the Participation Agreements; provided, however, that the Borrower shall not be required to indemnify, protect, defend and hold harmless any Liquidity Indemnitee in respect of any Expense of such Liquidity Indemnitee (i) to the extent such Expense is attributable to the gross negligence or willful misconduct of such Liquidity Indemnitee or any Related Indemnitee, (ii) that is ordinary and usual operating overhead expense or
(iii) to the extent such Expense is attributable to the failure by such Liquidity Indemnitee or its Related Indemnitee to perform or observe any agreement, covenant or condition on its part to be performed or observed in any Operative Agreement. The indemnities contained in Articles 8 and 9 of the Participation Agreements, and the provisions of Sections 3.01, 3.02, 3.03, 3.09, 7.05 and 7.07, shall survive the termination of this Agreement.

       Section 7.06 Liability of the Liquidity Provider. (a) Neither the Liquidity Provider nor any of its officers or directors shall be liable or responsible for: (i) the use which may be made of the Advances or any acts or omissions of the Borrower or any beneficiary or transferee in connection therewith; (ii) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; or (iii) the making of Advances by the Liquidity Provider against delivery of a Notice of Borrowing and other documents which do not comply with the terms hereof; provided, however, that the Borrower shall have a claim against the Liquidity Provider, and the Liquidity Provider shall be liable to the Borrower, to the extent of any damages suffered by the Borrower which were the result of (A) the Liquidity Provider's willful misconduct or gross negligence in determining whether documents presented hereunder comply with the terms hereof, or (B) any breach by the Liquidity Provider of any of the terms of this Agreement, including, but not limited to, the Liquidity Provider's failure to make lawful payment hereunder after the delivery to it by the Borrower of a Notice of Borrowing strictly complying with the terms and conditions hereof.

       (b) The Liquidity Provider shall not be liable or responsible in any respect for (i) any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with this Agreement or any Notice of Borrowing delivered hereunder, or (ii) any action, inaction or omission which may be taken by it in good faith, absent willful misconduct or gross negligence (in which event the extent of the Liquidity Provider's potential liability to the Borrower shall be limited as set forth in the immediately preceding paragraph), in connection with this Agreement or any Notice of Borrowing.

       Section 7.07 Costs, Expenses and Taxes. The Borrower agrees to pay, or cause to be paid (A) on the Effective Date and on such later date or dates on which the Liquidity Provider shall make demand, all reasonable out-of-pocket costs and expenses of the Liquidity Provider in connection with the preparation, negotiation, execution, delivery, filing and recording of this Agreement, any other Operative Agreement and any other documents which may be delivered in connection with this Agreement, including, without limitation, the reasonable fees and expenses of outside counsel for the Liquidity Provider and
(B) on demand, all reasonable costs and expenses of the Liquidity Provider (including reasonable counsel fees and expenses) in connection with (i) the enforcement of this Agreement or any other Operative Agreement, (ii) the modification or amendment of, or supplement to, this Agreement or any other Operative Agreement or such other documents which may be delivered in connection herewith or therewith (whether or not the same shall become effective) or (iii) any action or proceeding relating to any order, injunction, or other process or decree restraining or seeking to restrain the Liquidity Provider from paying any amount under this Agreement, the Intercreditor Agreement or any other Operative Agreement or otherwise affecting the application of funds in the Cash Accounts. In addition, the Borrower shall pay any and all recording, stamp and other similar taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, any other Operative
Agreement and such other documents, and agrees to save the Liquidity Provider harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

       Section 7.08 Binding Effect; Participations. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower and the Liquidity Provider and their respective successors and assigns, except that neither the Liquidity Provider (except as otherwise provided in this Section 7.08) nor the Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other party, subject to the requirement of Section 7.08(b). The Liquidity Provider may grant participations herein or in any of its rights or security hereunder and under the other Operative Agreements to such Persons as the Liquidity Provider may in its sole discretion select, subject to the requirement of Section 7.08(b). No such participation by the Liquidity Provider, however, will relieve the Liquidity Provider of its obligations hereunder. In connection with any participation or any proposed participation, the Liquidity Provider may disclose to the participant or the proposed participant any information that the Borrower is required to deliver or to disclose to the Liquidity Provider pursuant to this Agreement. The Borrower acknowledges and agrees that the Liquidity Provider's source of funds may derive in part from its participants. Accordingly, references in this Agreement and the other Operative Agreements to determinations, reserve and capital adequacy requirements, increased costs, reduced receipts and the like as they pertain to the Liquidity Provider shall be deemed also to include those of each of its participants (subject, in each case, to the maximum amount that would have been incurred by or attributable to the Liquidity Provider directly if the Liquidity Provider had not participated the interest).

       (b) If, pursuant to subsection (a) above, the Liquidity Provider sells any participation to any bank or other entity (each, a "Participant"), then, concurrently with the effectiveness of such participation, the Participant shall (i) represent to the Liquidity Provider (for the benefit of the Liquidity Provider and the Borrower) either (A) that it is incorporated under the laws of the United States or a state thereof or (B) that under applicable law and treaties, no taxes will be required to be withheld by the Borrower or the Liquidity Provider with respect to any payments to be made to such Participant in respect of this Agreement, (ii) furnish to the Liquidity Provider and the Borrower either (x) a statement that it is incorporated under the laws of the United States or a state thereof or (y) if it is not so incorporated, two copies of a properly completed United States Internal Revenue Service Form 4224 or Form 1001, as appropriate, or other applicable form, certificate or document prescribed by the Internal Revenue Service certifying, in each case, such Participant's entitlement to a complete exemption from United States federal withholding tax in respect to any and all payments to be made hereunder, and (iii) agree (for the benefit of the Liquidity Provider and the Borrower) to provide the Liquidity Provider and the Borrower a new Form 4224 or Form 1001, as appropriate, (A) on or before the date that any such form expires or becomes obsolete or (B) after the occurrence of any event requiring a change in the most recent form previously delivered by it and prior to the immediately following due date of any payment by the Borrower hereunder, certifying in the case of a Form 1001 or Form 4224 that such Participant is entitled to a complete exemption from United States federal withholding tax on payments under this Agreement. Unless the Borrower has received forms or other documents reasonably satisfactory to it indicating that payments hereunder are not subject to United States federal withholding tax, the Borrower will withhold taxes as required by law from such payments at the applicable statutory rate without any obligation to gross-up or indemnify pursuant to Section 3.03.

       (c) Notwithstanding the other provisions of this Section 7.08, the Liquidity Provider may assign and pledge all or any portion of the Advances owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Advances made by the Borrower to the Liquidity Provider in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Advance to the extent of such payment. No such assignment shall release the Liquidity Provider from its obligations hereunder.

       Section 7.09 Severability. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

       Section 7.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

       Section 7.11 Submission to Jurisdiction; Waiver of Jury Trial. (a) Each of the parties hereto hereby irrevocably and unconditionally:

            (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Operative Agreement, or for recognition and enforcement of any judgment in respect hereof or thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

            (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (iii) if such party does not maintain an office for the transaction of its business in New York, agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to each party hereto at its address set forth in Section 7.02, or at such other address of which the Liquidity Provider shall have been notified pursuant thereto; and

            (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

       (b) THE BORROWER AND THE LIQUIDITY PROVIDER EACH HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE RELATIONSHIP THAT IS BEING ESTABLISHED, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. The Borrower and the Liquidity Provider each warrant and represent that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER CANNOT BE MODIFIED ORALLY.

            (c) The Liquidity Provider hereby waives any immunity it may have from the jurisdiction of the courts of the United States or of any State and waives any immunity any of its properties located in the United States may have from attachment or execution upon a judgment entered by any such court under the United States Foreign Sovereign Immunities Act of 1976 or any similar successor legislation.

       Section 7.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

       Section 7.13 Entirety. This Agreement and the other Operative Agreements constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior understandings and agreements of such parties.

       Section 7.14 Headings; Section References. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless the context otherwise requires or otherwise indicated herein, all Section references in this Agreement are references to Sections hereof.

       Section 7.15 LIQUIDITY PROVIDER'S OBLIGATION TO MAKE ADVANCES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE OBLIGATIONS OF THE LIQUIDITY PROVIDER TO MAKE ADVANCES HEREUNDER, AND THE BORROWER'S RIGHTS TO DELIVER NOTICES OF BORROWING REQUESTING THE MAKING OF ADVANCES HEREUNDER, SHALL BE UNCONDITIONAL AND IRREVOCABLE, AND SHALL BE PAID OR PERFORMED, IN EACH CASE STRICTLY IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first set forth above.


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Subordination Agent, as
                                       Borrower


                                    By:________________________________________
                                       Name:
                                       Title:


                                    KREDITANSTALT FUR WIEDERAUFBAU,
                                       as Liquidity Provider

                                    By:________________________________________
                                       Name:
                                       Title:


                                    By:________________________________________
                                       Name:
                                       Title:



                                                     Annex I to Irrevocable
                                                     Revolving Credit Agreement

                     INTEREST ADVANCE NOTICE OF BORROWING

       First Security Bank, National Association, acting not in its individual capacity but solely as Subordination Agent, as borrower (the "Borrower"), hereby certifies to Kreditanstalt fur Wiederaufbau, (the "Liquidity Provider"), with reference to the Irrevocable Revolving Credit Agreement Class B Pass Through Certificates dated as of June 15, 1998, between the Borrower and the Liquidity Provider (the "Liquidity Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined or referenced), that:

            (1) The Borrower is the Subordination Agent under the Intercreditor Agreement.

            (2) The Borrower is delivering this Notice of Borrowing for the making of an Interest Advance by the Liquidity Provider to be used for the payment of interest on the Class B Pass Through Certificates which was payable on the Distribution Date falling on __________ in accordance with the terms and provisions of the Class B Supplement and the Class B Pass Through Certificates and has not been paid pursuant to clause fourth of
      Section 3.2 of the Intercreditor Agreement or clause sixth of Section 3.3 of the Intercreditor Agreement, which Advance is requested to be made on
      ___________________.

            (3) The amount of the Interest Advance requested hereby (i) is $________, to be applied in respect of the payment of interest which was due and payable on the Class B Pass Through Certificates on such Distribution Date, (ii) does not include any amount with respect to the payment of principal of, or premium on, the Class A Pass Through Certificates, the Class B Pass Through Certificates or the Class C Pass Through Certificates, or interest on the Class A Pass Through Certificates or the Class C Pass Through Certificates, (iii) was computed in accordance with the provisions of the Class B Pass Through Certificates, the Class B Supplement and the Intercreditor Agreement (a copy of which computation is attached hereto as Schedule I), (iv) does not exceed the Available Commitment on the date hereof, and (v) has not been and is not the subject of a prior or contemporaneous Notice of Borrowing.

            (4) Upon receipt by or on behalf of the Borrower of the amount requested hereby, (a) the Borrower will apply the same in accordance with the terms of Sections 3.2 or 3.3 of the Intercreditor Agreement, as the case may be, (b) no portion of such amount shall be applied by the Borrower for any other purpose and (c) no portion of such amount until so applied shall be commingled with other funds held by the Borrower.

            (5) The Borrower hereby requests that the Advance requested hereby be a Base Rate Advance and that such Base Rate Advance be converted into a LIBOR Rate Advance on the third Business Day following your receipt of this notice.

       The Borrower hereby acknowledges that, pursuant to the Liquidity Agreement, the making of the Interest Advance as requested by this Notice of Borrowing shall automatically reduce, subject to reinstatement in accordance with the terms of the Liquidity Agreement, the Available Commitment by an amount equal to the amount of the Interest Advance requested to be made hereby as set forth in clause (i) of paragraph (3) of this Certificate and such reduction shall automatically result in corresponding reductions in the amounts available to be borrowed pursuant to a subsequent Advance.

       IN WITNESS WHEREOF, the Borrower has executed and delivered this Notice of Borrowing as of the __ day of ______________, ____.


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Subordination Agent, as
                                       Borrower



                                    By:________________________________________
                                       Name:
                                       Title:


              SCHEDULE I TO INTEREST ADVANCE NOTICE OF BORROWING

                [Insert Copy of Computations in accordance with
                     Interest Advance Notice of Borrowing]


                                                Annex II to Irrevocable
                                                Revolving Credit Agreement

                     DOWNGRADE ADVANCE NOTICE OF BORROWING

       FIRST SECURITY BANK, NATIONAL ASSOCIATION, acting not in its individual capacity but solely as Subordination Agent, as borrower (the "Borrower"), hereby certifies to Kreditanstalt fur Wiederaufbau (the "Liquidity Provider"), with reference to the Irrevocable Revolving Credit Agreement Class B Pass Through Certificates dated as of June 15, 1998, between the Borrower and the Liquidity Provider (the "Liquidity Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined or referenced), that:

            (1) The Borrower is the Subordination Agent under the Intercreditor Agreement.

            (2) The Borrower is delivering this Notice of Borrowing for the making of the Downgrade Advance by the Liquidity Provider to be used for the funding of the Class B Cash Account in accordance with Section 3.6(c) of the Intercreditor Agreement by reason of the downgrading of the debt rating of the Liquidity Provider issued by either Rating Agency below the applicable Threshold Rating, which Advance is requested to be made on
      ____________.

            (3) The amount of the Downgrade Advance requested hereby (i) is $_____, which equals the Available Commitment on the date hereof and is to be applied in respect of the funding of the Class B Cash Account in accordance with Section 3.6(c) of the Intercreditor Agreement, (ii) does not include any amount with respect to the payment of the principal of, or premium on, the Class B Pass Through Certificates, or principal of, or interest or premium on, the Class A Pass Through Certificates or the Class C Pass Through Certificates, (iii) was computed in accordance with the provisions of the Class B Pass Through Certificates, the Class B Supplement and the Intercreditor Agreement (a copy of which computation is attached hereto as Schedule I), and (iv) has not been and is not the subject of a prior or contemporaneous Notice of Borrowing under the Liquidity Agreement.

            (4) Upon receipt by or on behalf of the Borrower of the amount requested hereby, (a) the Borrower will deposit such amount in the Class B Cash Account and apply the same in accordance with the terms of Section 3.6(c) of the Intercreditor Agreement, (b) no portion of such amount shall be applied by the Borrower for any other purpose and (c) no portion of such amount until so applied shall be commingled with other funds held by the Borrower.

       The Borrower hereby acknowledges that, pursuant to the Liquidity Agreement, (A) the making of the Downgrade Advance as requested by this Notice of Borrowing shall automatically and irrevocably terminate the obligation of the Liquidity Provider to make further Advances under the Liquidity Agreement; and (B) following the making by the Liquidity Provider of the Downgrade Advance requested by this Notice of Borrowing, the Borrower shall not be entitled to request any further Advances under the Liquidity Agreement.

       IN WITNESS WHEREOF, the Borrower has executed and delivered this Notice of Borrowing as of the __ day of ______, ____.



                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                       not in its individual capacity but solely as Subordination Agent, as Borrower


                                    By:________________________________________
                                       Name:
                                       Title:


              SCHEDULE I TO DOWNGRADE ADVANCE NOTICE OF BORROWING

                [Insert Copy of computations in accordance with
                    Downgrade Advance Notice of Borrowing]


                                                     Annex III to Irrevocable
                                                     Revolving Credit Agreement

                        NOTICE OF REPLACEMENT BORROWER

                                                                        [Date]

Ladies and Gentlemen:

       For value received, the undersigned beneficiary hereby irrevocably transfers to:

                              [Name of Transferee]
                            [Address of Transferee]

all rights of the undersigned as Borrower under the Liquidity Agreement referred to above. The transferee has succeeded the undersigned as Subordination Agent under the Intercreditor Agreement referred to in the first paragraph of the Liquidity Agreement.

       By this transfer, all rights of the undersigned as Borrower under the Liquidity Agreement are transferred to the transferee and the transferee shall hereafter have the sole rights as Borrower thereunder. The undersigned shall pay any costs and expenses of such transfer, including, but not limited to, transfer taxes or governmental charges.

          We ask that this transfer be effective as of _______, ____.



                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Subordination Agent, as
                                       Borrower


                                    By:________________________________________
                                       Name:
                                       Title:



                                                    Annex IV Irrevocable
                                                    Revolving Credit Agreement

                  NOTICE OF AUTOMATIC REDUCTION OF COMMITMENT

                                                                         [Date]

Ladies and Gentlemen:

       The undersigned, duly authorized signatory of the undersigned subordination agent (the "Borrower"), hereby notifies Kreditanstalt fur Wiederaufbau (the "Liquidity Provider"), with reference to the Irrevocable Revolving Credit Agreement Class B Pass Through Certificates dated as of June 15, 1998, between the Borrower and the Liquidity Provider (the "Liquidity Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined or referenced), that, pursuant to Section 2.04(a) of the Liquidity Agreement, the Commitment has been automatically reduced to $____________.

            IN WITNESS WHEREOF, the Borrower has executed and delivered this Notice of Automatic Reduction of Commitment as of the ___day of _______, ____.


                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                       not in its individual capacity but
                                       solely as Subordination Agent, as
                                       Borrower


                                    By:________________________________________
                                       Name:
                                       Title: